As filed with the Securities and Exchange Commission on May 3, 2012

Registration No. 033 - 49808

      Investment Company Act File No. 811-06727

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
x
Pre-Effective Amendment No. _____
Post-Effective Amendment No. 33	x
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 34	x
(Check Appropriate Box or Boxes)

DOMINION FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

4 N. Madison Street

Middleburg, VA 20118

  (Address of Principal Executive Offices)

(800) 416-2053

(Registrant's Telephone Number, Including Area Code)

Paul Dietrich

21509 Willisville Road

Upperville, VA 20184

(Name and Address of Agent for Service)

Copies to:

JoAnn M. Strasser, Esq.

Thompson Hine, LLP

41 South High Street, 17th floor

Columbus, Ohio  43215

  Approximate date of proposed public offering: As soon as practicable after the effective date of the registration statement.

It is proposed that this filing will become effective:
x	immediately upon filing pursuant to paragraph (b)
___	on (date) pursuant to paragraph (b)
___	60 days after filing pursuant to paragraph (a)(1)
___	on (date) pursuant to paragraph (a)(1)
75 days after filing pursuant to paragraph (a)(2)
___	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

GOLMX

PROSPECTUS

May 1, 2012

The Fund’s investment objective is capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity and equity-related securities of companies that are principally engaged in the mining, fabrication, processing or distribution of gold, silver, platinum, palladium and other precious metals or in the development of precious metals mines. Prospective investors should read and retain this Prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY - The Foxhall Gold and Precious Metals Fund

Investment Objective: The Fund’s investment objective is capital appreciation.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None
Redemption Fee (1)	None
Exchange Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Management Fees	1.00%
Distribution (12b-l) Fees	0.40%
Other Expenses (2)	0.57%
Acquired Fund Fees and Expenses (2)	0.02%
Total Annual Fund Operating Expenses	1.99%

(1) The Transfer Agent charges a fee (currently $15) for each wire payment for shares redeemed, and a service charge
(currently $20) for redemption proceeds sent by overnight courier.

(2) Estimated for the current fiscal year.

Example:   This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the Expense Agreement will remain in effect only through May 1, 2013 so Fund expenses thereafter will be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$202	$624

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies of the Fund:  The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity and equity-related securities of companies that are principally engaged in the mining, fabrication, processing or distribution of gold, silver, platinum, palladium and other precious metals or in the development of such precious metals mines. The Fund expects to invest principally in junior and mid-tier mining companies with mines in production. Up to 20% of the Fund’s net assets may be invested in companies developing gold, silver, platinum, palladium or other precious metals mines that have no current production from mining operations and no immediate source of cash flow. The Fund may invest in gold, silver, platinum, palladium and other precious metals  through equity or equity-related securities, such as exchange traded funds ("ETFs"), which represent interests in, or relate to, gold, silver, platinum, palladium or other precious metals and which management believes have the potential for capital appreciation. The Fund may purchase securities issued by companies of any size or market capitalization. The Fund concentrates its investments in the gold and precious metals industries because it invests more than 25% of its assets in these industries, under normal circumstances. The Fund may invest in the following type of equity securities: common stock, preferred stock, rights and warrants, American depositary receipts ("ADRs") and Global depositary receipts ("GDRs") of companies listed on any of the U.S. stock exchanges and the stock exchanges of other countries. The Fund may invest in equity securities that are private placements and initial public offerings.

The Fund may invest in derivative investments, which the Fund defines as short ETFs (commonly known as inverse funds) or leveraged ETFs.  The Fund uses leveraged ETFs to increase the Fund’s overall market exposure to gold, silver, platinum, palladium or other precious metals, including following cash inflows from new investments. The Fund uses short ETFs to hedge the risks of existing stock positions in the Fund’s portfolio. The ETF’s in which the Fund will invest will invest substantially in gold, silver, platinum, palladium of other precious metals.  Investments by the Fund in equity and equity-related securities are expected principally to be made in companies with operations in the United States, Canada or Australia. However, the Fund may invest in equity and equity-related securities of companies operating anywhere in the world, in both developed and emerging markets.

The Fund intends to invest primarily in the securities of junior and mid-tier mining companies, which will typically have a market capitalization in the range from $100 million to $5 billion. Companies in which the Fund typically invests will have a strong resource base, with a substantial amount of gold, silver, platinum, palladium or other precious metals that have been assessed in accordance with industry standards. The Fund will seek to invest in the securities of companies that have little or no history or likelihood of serious environmental problems and a strong balance sheet, preferably with little or no debt. Companies with currently operating mines in which the Fund invests will not generally have hedged future production to any material extent and the companies will generally have strong cash flow compared with other companies of a similar market capitalization mining the same type of precious metals. The companies in which the Fund invests will typically operate mines or develop mines with a reasonably long forecast lifespan and potential for further discoveries of gold, silver, platinum, palladium or other precious metals. While the Fund intends to invest primarily in junior and mid-tier mining companies, the Fund will also be allowed to invest in larger-cap mining companies, with market capitalizations over $5 billion.

Principal Risks of Investing in the Fund:  You could lose money on your investment in the Fund.  As with any fund, there can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time. The Fund is best suited for people who want to grow their capital over the long term and who are comfortable with possible frequent short-term changes in the value of their investment. An investment in the Fund should not be considered a complete investment program.

Gold and Precious Metals Risk.  The Fund’s investments are concentrated in gold and other precious metals (including silver, platinum, palladium and other precious metals) operating companies. By concentrating in the industries in a single sector, the Fund carries a much greater risk of adverse developments than a fund that invests in companies from a wide variety of industries. The price of gold and precious metals operating companies is strongly affected by the price of gold or other precious metals such as platinum, palladium and silver, as well as by certain costs and business and operational risks directly associated with their operations. These prices may be volatile, fluctuating substantially over short periods of time. In times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold and other precious metals may be adversely affected, which in turn could affect the Fund’s returns. In addition, some gold and precious metals mining companies have hedged their exposure to falls in the price of gold or precious metals by selling forward future production, which could limit the company’s benefit from future rises in the price of gold or precious metals.  Mining operations have varying expected life spans and those with a short expected life span may experience more stock price volatility. Companies developing precious metals mines may present greater risks than companies with mines in production.  Also investments in mining and in metals entail the risk that the Fund’s investments might not qualify as a "regulated investment company" under the Internal Revenue Code, and its income and capital gains might become subject to federal income taxes, reducing returns to shareholders.

Junior and Mid-Tier Mining Companies Risk.   Securities of junior and mid-tier mining companies are often more speculative in nature, and tend to be less liquid and more volatile in price than securities of larger mining companies.

Equity Securities Risk.   Equity securities and stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, interest rate fluctuations or economic developments.   The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Market Risk and Selection Risk.   Market risk is the risk that prices of securities in which the Fund invests   may go down in value due to risks associated with investments in the stock markets.   Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds.

ETFs Risk.  The Fund may invest in ETFs, including short or leveraged ETFs. The Fund may invest in ETFs that represent interests in or relate to gold, silver, platinum, palladium or other precious metals.   The price of an ETF can fluctuate up and down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. Gold and other precious metal ETFs trade like a stock on an exchange and are intended to track the price of the precious metal to which the ETF relates.

Derivatives Risk.   The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.   Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will default and not fulfill its contractual obligation.   The Fund may invest in leveraged ETFs that use financial derivatives and debt to amplify the returns of an underlying index.   Holding a leveraged ETF longer than a day, especially when the index has large ups and downs, can lead to unexpectedly negative results because of daily rebalancing of the ETF.

Foreign Securities Risk.   Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks that may not be present in U.S. investments that can increase the chances that the Fund will lose money. These risks include foreign economy risk, currency risk, governmental supervision and regulation/accounting risk, risks of holding funds outside of the United States, and settlement risk.

Foreign Economy Risk.  The Fund may be susceptible to risk of loss in the event of adverse political, economic or diplomatic developments in foreign countries. To the extent that the Fund invests in securities of companies located in Canada and Australia, the Fund’s securities may go up or down in value depending on changes in the stock markets in these countries, on the relative exchange rates of their currencies, political and economic developments in these countries, and laws relating to investments in Canada and Australia.

Currency Risk.  Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standard Risks.  Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Holding Fund Assets Outside the United States Risk.  The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk.  Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

Emerging Markets Risk.  The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. The Fund is not limited in the amount of assets that it may invest in emerging market securities; therefore, the Fund is at a greater risk of loss due to the risks involved in investing in emerging market countries if the Fund invests a significant portion of its assets in such countries.

Small Cap and Emerging Growth Securities Risk.   Small cap or emerging growth companies may have limited production or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel.  Historically, small cap or emerging growth company securities have been more volatile in price than larger company securities, especially over the short term.

Rights and Warrants Risk.  Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with prices of the underlying securities and, therefore, may be considered speculative investments. If a warrant held by the Fund were not exercised by the date of its expiration, the Fund would incur a loss in the amount of the cost of the warrant. Rights are similar to warrants but are distributed directly by the issuer to its shareholders and normally have a short duration.

Restricted and Illiquid Security Risk. The Fund may make direct equity investments in securities that are subject to contractual and regulatory restrictions on transfer or that may be illiquid. The Fund may invest up to 15% of its net assets in illiquid securities.  These investments may involve a high degree of business and financial risk. The restrictions on transfer may cause the Fund to hold a security at a time when it may be beneficial to liquidate the security, and the security could decline significantly in value before the Fund could liquidate the security.

Initial Public Offerings Risk.   The Fund may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably.  When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time.

Industry Concentration Risk.  By focusing on an industry or a group of industries, the Fund carries much greater risks of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries. Fluctuations in the price of gold, silver, platinum, palladium and other precious metals often dramatically affect the profitability of companies in the precious metals industry. Because the Fund concentrates in the gold, silver, platinum, palladium and other precious metals industries, there is also the risk that the Fund will perform poorly during a slump in demand for securities in such industries.

Performance:  Because the Fund has not been in operation for an entire calendar year, there is no Fund performance information to be presented here. You may request a copy of the Fund’s annual and semi-annual reports, once available, at no charge by calling the Fund.

Management:  Washington Asset Management II, LLC (the "Advisor") is the Fund’s investment advisor.   Lancelot Capital Limited is the Fund’s sub-advisor.

Portfolio Management:   Paul Dietrich, Director of Global Research and head of the Advisor’s Foxhall Capital Management Investment Division, is primarily responsible for the day-to-day management of the Fund’s portfolio.  Mr. Dietrich has been the Fund’s Portfolio Manager since its inception in 2012.

Purchase and Sale of Fund Shares:  The minimum initial and subsequent investments are $1,000 and $100, respectively.  In its discretion, the Fund may allow investments for less than the minimum amounts.  In the case of purchases through the Automatic Investment Plan, the minimum initial investment will be automatically waived, subject to initial and subsequent monthly investment minimums of $100.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading, by mail (The Foxhall Gold and Precious Metals Fund, c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137), or by telephone (866-270-1222), or through a financial intermediary.

Tax Information:  The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.  Amounts distributed to you by an IRA, 401(k) plan or other tax-advantaged investment plan may be subject to tax and penalties at that time.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer of other intermediary and your salesperson to recommend the Fund over another investment.  Ask you salesperson or visit your financial intermediary’s Web site for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE. The investment objective of the Fund is capital appreciation. The Fund’s investment objective may be changed by the Fund’s Board of Directors upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGY.

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity and equity-related securities of companies that are principally engaged in the mining, fabrication, processing or distribution of gold, silver, platinum, palladium or other precious metals or in the development of precious metals mines. The Fund expects principally to invest in companies with mines in production. Up to 20% of the Fund’s net assets may be invested in companies developing gold, silver, platinum, palladium or other precious metals mines that have no current production from mining operations and no immediate source of cash flow. The Fund may invest in gold, silver, platinum, palladium and other precious metals directly or through equity or equity-related securities, such as exchange traded funds (ETFs), which represent interests in, or relate to, gold, silver, platinum, palladium or other precious metals, and which management believes have the potential for capital appreciation. The Fund concentrates its investments in the gold and precious metals industry and therefore invests more than 25% of its assets in such industry. The Fund may purchase securities issued by companies of any size or market capitalization. The Fund may invest in common stock, preferred stock, rights and warrants, American depositary receipts   ("ADRs") and Global depositary receipts ("GDRs") of companies listed on any of the U.S. stock exchanges and the stock exchanges of other countries. The Fund may invest in preferred stock when the Advisor believes that the attributes of a particular company’s preferred stock may be superior in terms of total return (dividends plus capital appreciation) to the common stock of the same company. The Fund may also invest in private placements and initial public offerings.

The Fund’s investments in warrants allow the Fund to mirror a purchase of a stock for a fraction of its price (premium) and hold that option for a long period of time before it expires. A warrant will typically permit the holder to purchase the underlying stock at a predetermined price for the life of the warrant. Warrants, therefore, allow the Fund to gain exposure to individual securities over the long-term while allowing the Fund to preserve some cash for further potential investments and/or to meet unexpected redemptions.

The Fund may invest in derivative investments. The derivative securities in which the Fund may invest are short and/ or leveraged ETFs.  The Fund uses leveraged ETFs to increase the Fund’s overall market exposure to gold, silver, platinum, palladium or other precious metals, including following cash inflows from new investments.   The Fund uses short ETFs to hedge the risks of existing stock positions in the Fund’s portfolio.  The ETF’s in which the Fund will invest will invest substantially in gold, silver, platinum, palladium of other precious metals.   The ETF’s in which the Fund will invest will invest substantially in gold, silver, platinum, palladium of other precious metals.

Investments by the Fund in equity and equity-related securities are expected principally to be made in companies with operations in the United States, Canada or Australia. The Fund expects to make investments in companies with principal operations in countries with stable governments, without a history of frequent political instability or significant terrorist threats. Further, the Fund intends typically to invest in companies principally operating in countries where there is expected to be a low risk of expropriation of mining assets or the introduction of excessively high taxes on mining activities. However, the Fund may invest in equity and equity-related securities of companies operating anywhere in the world, in both developed and emerging markets. There is no limit in the percentage of the Fund’s assets which may be invested in emerging markets.

Change in Investment Strategy. The Fund has a policy to invest, under normal circumstances, at least 80% of its assets in securities suggested by its name. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days prior written notice to Fund shareholders.

INVESTMENT SELECTION PROCESS. The Fund intends to invest primarily in the securities of junior and mid-tier mining companies, which will typically have a market capitalization in the range from $100 million to $5 billion. Companies in which the Fund typically invests will have a strong resource base, with a substantial amount of gold, silver, platinum, palladium or other precious metals "in the ground." Companies will generally have precious metal reserves or precious metal resources that have been assessed in accordance with industry standards. The average cost of gold, silver, platinum, palladium or other precious metal per ounce "in the ground" of companies in which the Fund typically invests will generally be lower than the average cost per ounce "in the ground" of other companies mining the same type of precious metal. The Fund will seek to invest in the securities of companies that have little or no history or likelihood of serious environmental problems, an experienced chief executive officer and management team and a strong balance sheet, preferably with little or no debt. Companies with current operating mines in which the Fund invests will typically have a history of increasing production and will generally not have hedged future production to any material extent - no material forward sales of future production will have been made, and the companies will generally have strong cash flow compared with other companies of a similar market capitalization mining the same type of precious metals. The companies in which the Fund invests will typically operate mines or develop mines with a reasonably long forecast lifespan, usually in excess of ten years, and potential for further discoveries of gold, silver, platinum, palladium or other precious metals. Companies with planned drilling programs will be focused upon by the Advisor, in the hope that the companies’ resources may become larger.  While the Fund intends primarily to invest in junior and mid-tier mining companies, the Fund will also invest in larger-cap mining companies, with market capitalizations over $5 billion.

TEMPORARY DEFENSIVE POSITION. The Advisor may from time to time take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility, a prolonged general decline, or other adverse conditions. Under these circumstances, the Fund may invest up to 100% of its assets in U.S. government securities, short term indebtedness, repurchase agreements, money market instruments, or other investment grade cash equivalents, each denominated in U.S. dollars, or any other freely convertible currency. When the Fund is in a defensive investment position, it may not achieve its investment objective.

Investment Risks

Gold and Precious Metals Risk. The Fund’s investments are concentrated in the gold and other precious metals (including silver, platinum, palladium and other precious metals) industries. By concentrating in the industries in a single sector, the Fund carries a much greater risk of adverse developments than a fund that invests in companies from a wide variety of industries. Also, there currently are a limited number of platinum and palladium operations companies, which restricts the Fund’s ability to diversify its investments in those metals.

The price of gold and precious metals operating companies is strongly affected by the price of gold and other precious metals such as platinum, palladium and silver. These prices may fluctuate substantially over short periods of time, so the Fund’s share price may be more volatile than other types of investments. In times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold and other precious metals may be adversely affected, which could in turn affect the Fund’s returns. The price of gold and other precious metals is affected by such factors as: (1) how much of the worldwide supply is held by large holders, such as governmental bodies and central banks; for example, if Russia or another large holder decided to sell some of its gold or other precious metals reserves, the supply would go up, and the price would generally go down; (2) unpredictable monetary policies and economic and political conditions in countries throughout the world; and (3) demand for gold bullion as an investment, including in bar form and underlying assets for exchange-traded funds.

Some gold and precious metals mining companies have hedged, to varying degrees, their exposure to falls in the price of gold or precious metals by selling forward future production. Such hedging also limits a company’s ability to benefit from future rises in the price of gold or precious metals. In addition, hedging techniques introduce their own risks, including the possible inability of a mining company or another party to meet its contractual obligations and potential margin requirements.

The price of gold and precious metals operating companies is directly affected by: (1) environmental, labor, and other costs in mining and production; (2) labor disruptions; (3) operational issues and failures, such as damage to mines as a result of accidents; (4) access to reliable energy and equipment supplies; (5) changes in laws relating to mining, production, or sales; and (6) adverse currency fluctuations in the countries where these companies operate. The Fund generally invests a substantial portion of its assets in the securities of mining companies. Mining operations have varying expected life spans. Securities of mining companies that have mines with a short expected life span may experience greater price volatility than those that have a long expected life span. Investments in companies developing gold, silver, platinum, palladium or other precious metals mines that have no current production from mining operations and no immediate source of cash flow, may present greater risks than companies with mines in production. Companies developing precious metals mines may not produce precious metals at all, or in smaller quantities, than expected. The volatility of these mining companies is typically greater than that of companies with mines in production.

Changes in U.S. or foreign tax, currency or mining laws may make it more expensive and/or more difficult to pursue the Fund’s investment strategies. In addition, the Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). PFIC investments may affect the Fund’s income distributions as capital gains on the sale of a PFIC will be deemed ordinary income regardless of how long the Fund held it.

Junior and Mid-Tier Mining Companies Risk.   Securities of junior and mid-tier mining companies are often more speculative in nature, and tend to be less liquid and more volatile in price than securities of larger mining companies. A significant amount of junior and mid-tier mining companies that are in the exploration stage only or that hold properties that may not ultimately produce gold, silver, platinum, palladium or other precious metals. The exploration and development of mineral deposits involve significant financial risks over a significant period of time. Few properties which are explored are ultimately developed into producing mines. Major expenditures may be required to establish reserves by drilling and to construct mining and processing facilities. Many junior and mid-tier mining companies operate at a loss and are dependent on securing financing which may be more difficult to secure for an early stage mining company than for a more established mining company. Securities of junior and mid-tier mining companies may be thinly traded and subject to frequent and significant fluctuations in price, which could adversely affect the value of the Fund’s investments.

Equity Securities Risk.   Equity securities and stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, interest rate fluctuations or economic developments. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The Fund’s investments in common stock represent an ownership interest in a company, and it ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy. Preferred stocks in which the Fund may invest generally pay dividends and rank ahead of common stocks and behind debt securities in these types of claims. The dividend rate of preferred stocks may cause their prices to behave more like those of debt securities.

Market Risk and Selection Risk.   Market risk is the risk that prices of securities in which the Fund invests may go down in value due to risks associated with investing in the stock markets. Securities prices may decline over short or even extended periods of time, notably because of company-specific developments but also due to an economic downturn, a change in interest or currency rates or a change in investor sentiment. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money on your investment in the Fund.

ETF Risk.  The Fund may invest in ETFs, including short or leveraged ETFs.   The Fund may invest in ETFs that represent interests in or relate to gold, silver, platinum, palladium or other precious metals. ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market.   Gold and other precious metal ETFs trade like a stock on an exchange and are intended to track the price of the precious metal to which the ETF relates.  ETFs have an additional underlying fee that will reduce performance by the amount of that fee.   An investment in a Gold or other precious metals ETF presents the same primary risks as an investment directly in gold or other precious metal.   The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of gold or other precious metals owned by the ETF go down.   In addition, ETFs are subject to the following risks that do not apply to conventional funds:   (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) an active trading market for an ETF’s share may not develop or be maintained; or (iii) trading of an ETF’s share may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

Derivatives Risk.   The Fund’s use of short ETFs and leveraged ETFs may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of leveraged ETFs is that the fluctuations in their values may not correlate perfectly with the overall securities markets.   These derivatives are also subject to counterparty risk at the ETF level, which is the risk that the other party in the transaction will default and not fulfill its contractual obligation to the ETF. In addition, leveraged ETFs are more sensitive to market price fluctuations than other securities. The possible lack of a liquid secondary market for these derivatives and the resulting inability of the Fund to sell a position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its positions in leveraged ETFs as a result of unanticipated market movements, for which losses are potentially large. Finally, the Fund may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective.

The Fund may invest in leveraged ETFs that use financial derivatives and debt to amplify the returns of an underlying index.  These funds aim to keep a constant amount of leverage during the investment time frame, such as a 2:1 or 3:1 ratio.   Leveraged ETFs aim to deliver a stated multiple of the index return (or in some cases a multiple of the inverse of the return on that index) on a daily basis, which means that holding the leveraged ETF longer than a day, especially when the index has large ups and downs, can lead to unexpectedly negative results because of the daily rebalancing.  Whenever the index declines, a leveraged ETF sells its exposure to the index and reduces its debt level in order to maintain its target leverage ratio. This locks in losses and reduces the leveraged ETF’s asset base, making it much harder to recover gains in the next market upturn.  Furthermore, leveraged ETFs have interest costs, transaction costs, expenses, and costs of capital. These costs reduce the Fund’s returns. The leveraged nature of these ETFs could cause the Fund to sustain large and sudden losses. Price of leveraged ETFs can be volatile and may negatively affect the Fund’s performance resulting in significant losses.

Foreign Securities Risk.   Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks that may not be present in U.S. investments that can increase the chances that the Fund will lose money. Investing in non-U.S. securities may involve increased costs to the Fund.

Foreign Economy Risk.   The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. The Fund may be susceptible to risk of loss in the event of adverse political, economic or diplomatic developments in foreign countries. To the extent that the Fund invests in securities of companies located in Canada and Australia, the Fund’s securities may go up or down in value depending on changes in the stock markets in these countries, on the relative exchange rates of their currencies, political and economic developments in these countries, and laws relating to investments in Canada and Australia. Canadian and Australian securities may also be less liquid, more volatile and harder to value than U.S. securities. The Canadian economy is highly dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy.  Australia is located in a part of the world that historically has been prone to natural disasters such as drought and is economically sensitive to environmental events. Any such event could have an adverse impact on the Australian economy.

Currency Risk.  Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. Offsetting this currency gain, a weaker U.S. dollar can make it more expensive to operate in foreign countries, hurting foreign portfolio company margins and adversely affecting the value of their securities.

Governmental Supervision and Regulation/Accounting Standards Risk. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. It is possible that a foreign government may take over the assets or operations of a foreign company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less publicly available information about foreign companies than about U.S. companies.

Holding Fund Assets Outside the United States Risk. The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. The procedures and rules governing foreign transactions and custody (holding of the Fund’s assets) also may involve delays in payment, delivery or recovery of money or investments. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. This means that the Fund may at times be unable to sell foreign securities at favorable prices, or could lose money on investments in foreign securities.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign markets may be subject to delays in the settlement of transactions and difficulty in pricing securities. If the Fund is delayed in settling a purchase or sale transaction, it may not receive any return on the invested assets or it may lose money if the value of the security declines. It may also be more expensive for the Fund to buy or sell securities in certain foreign markets than in the United States.

Emerging Markets Risk.  The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, emerging markets have far lower trading volumes and less liquidity than developed markets.  The economies of emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global economic changes, or demands. Emerging market countries may have less developed legal and accounting systems, and investments in those countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of company assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. The governments of emerging market countries may also be more unstable than the governments of more developed countries. The Fund is not limited in the amount of assets that it may invest in emerging market securities; therefore, the Fund is at a greater risk of loss due to the risks involved in investing in emerging market countries if the Fund invests a significant portion of its assets in such countries.

Small Cap and Emerging Growth Securities Risk.   Small cap or emerging growth companies may have limited production or markets. They may be less financially secure than larger, more established companies, and may be unable to generate funds needed for growth or development. They may depend on a small number of key personnel. If a production or development efforts fail or there are other adverse developments, or if management changes, the Fund’s investment in a small cap company may lose substantial value. Historically, small cap or emerging growth company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospectus of small cap and emerging growth companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small cap and emerging growth companies to changing economic conditions. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

Rights and Warrants Risk. The Fund may invest in rights and warrants. When the underlying stock goes above the exercise price of the warrant, the warrant is "in the money." If the exercise price of the warrant is above the value of the underlying stock, it is "out of the money." Out-of-the-money warrants tend to have different price behaviors than in-the-money warrants. As an example, the value of an out-of-the- money warrant with a long time to expiration generally declines less than a drop in the underlying stock price because the warrant’s value is primarily derived from its time component. Most warrants are exchange traded. The holder of a warrant has the right, until the warrant expires, to sell an exchange traded warrant or to purchase a given number of shares of a particular issue at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities, particularly for shorter periods of time, and, therefore, may be considered speculative investments. The key driver to the movements in warrants are the fundamentals of the underlying company. Warrants, unlike options, may allow the holder to vote on certain issues and often are issued with certain anti-dilutive rights. Warrants pay no dividends. If a warrant held by the Fund were not exercised by the date of its expiration, the Fund would incur a loss in the amount of the value of the warrant. Rights are similar to warrants but are distributed directly by the issuer to its shareholders and normally have a short duration.

Restricted and Illiquid Security Risk. The Fund may make equity investments in securities that are subject to contractual and regulatory restrictions on transfer or that may be illiquid. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that cannot be disposed of in seven days or less at approximately the value at which the Fund carries them on its balance sheet.  These investments may involve a high degree of business and financial risk. The restrictions on transfer may cause the Fund to hold a security at a time when it may be beneficial to liquidate the security, and the security could decline significantly in value before the Fund could liquidate these securities.

Initial Public Offerings Risk. The Fund may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.  When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time.

Industry Concentration Risk. Because the Fund concentrates its investments in the gold and precious metals industries, the Fund may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. The Fund invests in securities that typically respond to changes in the price of gold and other precious metals. Fluctuations in the price of gold and other precious metals often dramatically affect the profitability of companies in the gold and precious metals industry. The prices of gold and other precious metals and minerals can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time, and the Fund may be more volatile than other types of investments. The value is also affected by changing commodity prices, which can be highly volatile and are subject to risks of oversupply and reduced demand.

Non-Principal Investment Strategies and Risks of Investing in the Fund: In addition to the Principal Investment Strategies of the Fund and the Principal Risks of Investing in the Fund, the Fund may also follow these investment policies, and is subject to the following additional risks.

Money Market Instruments and Other Short Term Investments Risk. When in a temporary defensive position, the Fund may invest up to 100% of its assets in money market instruments, cash and investment grade cash equivalents. Holding money market instruments, cash or cash equivalents could reduce the benefit from any upswing in the market Among the securities in which the Fund may invest are: obligations of the U.S. Government, its agencies or instrumentalities (e.g., U.S. Government Securities; U.S. Treasury Bills); commercial paper; other short-term indebtedness; repurchase agreements; money market mutual funds, and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. To the extent that the Fund invests in these securities, it may not achieve its investment objective.

These investments may be subject to the following risks:

Call Risk.  Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Credit Risk.  Credit risk is the risk that the issuer of an obligation will not be able to make payments of interest and principal when due, or otherwise default on its obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Interest Rate Risk.  Interest rate risk is the risk that prices of fixed-income securities will decrease as interest rates rise.

Repurchase Agreements Risk.  The Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the Fund purchases a security from a commercial bank or recognized securities dealer and has a simultaneous commitment to sell it back at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the original purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. In effect, a repurchase agreement is a loan by a fund collateralized with securities, usually securities issued by the U.S. Treasury or a government agency. Repurchase agreements carry several risks, including the risk that the counterparty defaults on its obligations. For example, if the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

Portfolio Turnover Risk.  The annual portfolio turnover rate is the number of times the Fund’s portfolio of securities are replaced in a period of one year. Under certain conditions, the Fund’s Advisor may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100%. Increased portfolio turnover necessarily results in correspondingly higher brokerage costs that the Fund must pay, which may negatively impact the portfolio’s performance, and may result in accelerated realization of capital gains for federal income tax purposes.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Fund’s Statement of Additional Information ("SAI"). Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Fund’s SAI, Annual and Semi-Annual Reports and Form N-Q are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The SAI and Form N-Q are also available by contacting the Fund at (866) 270-1222.

MANAGEMENT

THE ADVISOR

Pursuant to an Investment Advisory Agreement, the Advisor, Washington Asset Management II, LLC, provides the Fund with investment advice and recommendations for the Fund consistent with its investment objective, policies and restrictions, and supervises the purchase and sale of securities on behalf of the Fund. For such services, the Advisor is entitled to an annual fee of 1.00% of the Fund’s average daily net assets, computed daily and paid on a monthly basis. The Advisor is located at 4 North Madison Street, Middleburg VA  20118. The Advisor was registered as an investment adviser in March 2012.

Pursuant to an Operating and Expense Limitation Agreement with the Company (the "Expense Agreement"), the Advisor has contractually agreed to reimburse Fund expenses to the extent necessary to limit total annual Fund operating expenses (excluding Acquired Fund Fees and Expenses, brokerage fees and commissions, borrowing costs, taxes and extraordinary expenses such as litigation) to an annual rate of 2.25% of the Fund’s average daily net assets.  The Expense Agreement remains in effect until May 1, 2013 and shall automatically continue for successive renewal terms of one year each, unless terminated as of the end of the current term by either party upon 30 days’ written notice. The Expense Agreement may be terminated at any time, and without the payment of any penalty, by the Fund’s Board of Directors on 60 days prior written notice to the Advisor. The Advisor may recoup and waived amount from the Fund pursuant to the Expense Agreement if such reimbursement does not cause the Fund to exceed then existing expense limitations, at the time the waiver or reimbursement is made, and the reimbursement is made within three years after the year in which the Advisor incurred the expense.

The business and affairs of the Fund are managed under the direction of the Board of Directors of the Company. Subject to their authority, the Advisor is responsible for supervising the Fund’s investments and for conducting its investment program, and in connection therewith performing or causing to be performed by others the following services: (i) furnishing to the Fund investment advice and recommendations, and (ii) supervising the purchase and sale of securities as directed by appropriate Fund officers. The Advisor supervises Lancelot Capital Limited (the "Sub-Advisor"), which serves as the Fund’s investment sub-advisor.

THE SUB-ADVISOR

Pursuant to a Sub-Advisory Agreement with the Advisor, Lancelot Capital Limited serves as the Fund’s Sub-Advisor. Lancelot Capital Limited performs due diligence with respect to specific companies, and makes recommendations to the Advisor with respect to Fund investments. Lancelot Capital Limited is a newly-formed, registered investment advisor. Lancelot Capital Limited is paid a fee for its services to the Fund out of the fees the Advisor receives under its Investment Advisory Agreement with the Fund. Lancelot Capital Limited’s registered office is located at 7 Pilgrim Street, London EC4V 6LB. Lancelot was registered as an investment adviser in January 2012.

The two principals of Lancelot Capital Limited are Jim Slater and Ian Watson.

Jim Slater is a Chartered Accountant. From 1964 to 1975 he was Chairman of Slater Walker Securities, the industrial conglomerate and subsequently investment bank quoted on the London Stock Exchange.  Slater Walker Securities at one time was one of the hundred largest companies in the United Kingdom.

Ian Watson has been an investment banker in Canada with Burns Fry (now BMO Nesbitt Burns), one of Canada’s largest investment banking firms. When he resigned in 1980, he was in charge of the firm’s European business.

In 1982, Mr. Slater and Mr. Watson were co-founders of Centennial Minerals Ltd, the gold mining company that was listed on the Toronto Stock Exchange. Mr. Watson was Chairman of Centennial Minerals Ltd from 1982 to 1985.  Centennial Minerals was acquired by Pegasus Gold in 1985.

In 2003 Mr. Slater and Mr. Watson co-founded Galahad Gold PLC to make investments in the mining sector.  In 2008 Mr. Slater and Mr. Watson co-founded Agrifirma Brazil Limited to invest in transformational land in Brazil. In August 2011 the company entered into a joint venture with a leading Brazilian private equity group and changed its name to Genagro Ltd.

Mr. Slater is the author of a number of best-selling investment books, including The Zulu Principle.  He also devised "Really Essential Financial Statistics" - Company REFS - a UK leading stock selection tool, used by investors, including many professionals, to assist them with share analysis and selection.

Mr. Watson is Chairman of Spanish Mountain Gold Limited, the TSX Venture Exchange listed company that is developing the Spanish Mountain Gold project in British Columbia, and also a director of Western Copper and Gold Corporation, which is listed on the Toronto Stock Exchange and AMEX.

A discussion regarding the basis for the Board of Directors approval of the Investment Advisory Agreement and Sub-Advisory Agreement will be available, in the Fund’s annual or semi-annual report to shareholders, when first published.

PORTFOLIO MANAGER

Paul Dietrich, Director of Global Research and head of the Advisor’s Foxhall Capital Management Investment Division since April 2012, is primarily responsible for the day-to-day management of the Fund’s portfolio. Prior to April 2012, Mr. Dietrich was Chairman, CEO and Chief Investment Officer of Foxhall Capital Management, Inc. and President and CEO of Eton Court Asset Management, Ltd. (parent company of Foxhall Capital Management, Inc.) since 1999. Mr. Dietrich has been the Fund’s Portfolio Manager since its inception in 2012.  Mr. Dietrich is an international corporate attorney and has been an advisor on privatization and economic development issues to the World Bank, as well as several governments in Asia, Eastern Europe and the former Soviet Union.

The Statement of Additional Information provides additional information about the Portfolio Manager’s compensation, other accounts managed, and their ownership of shares in the Fund.

ADMINISTRATOR and TRANSFER AGENT

The Administrator and Transfer Agent is Gemini Fund Services, LLC ("GFS" or the "Administrator" or "Transfer Agent"). GFS is primarily in the business of providing administrative, fund accounting and transfer agency services to retail and institutional mutual funds.   The Administrator’s offices are located at 450 Wireless Blvd., Hauppauge, New York   11788.

GFS provides administrative and regulatory services to the Fund. It supervises the preparation of the Fund’s tax returns and coordinates the preparation of reports to and filings with the SEC and various state securities authorities, subject to the supervision of the Fund’s Board of Directors. GFS’ transfer agency service is located at 4020 South 147th Street, Suite 2, Omaha, NE 68137.

DISTRIBUTOR

Northern Lights Distributors, LLC (the "Distributor"), an affiliate of GFS, has entered into an Underwriting Agreement with the Trust to serve as the principal underwriter for the Fund and the distributor for the Fund’s shares. The Distributor is located at 4020 South 147th Street, Omaha, NE 68137.

In addition to the fees to be paid to the Advisor and the Administrator, the Fund pays all broker commissions in connection with its portfolio transactions.

PURCHASE OF SHARES

Shares are offered through members of the Financial Industry Regulatory Authority ("FINRA"), who are acting as securities dealers ("dealers") and through FINRA members or eligible non- FINRA members who are acting as brokers or agents for investors ("brokers"). Purchases are effective at the next determined net asset value after the purchase order and accompanying payment of the public offering price for shares are received by the Fund (except as described below under "Investment by Telephone"). Brokers and dealers are responsible for promptly transmitting orders to the Transfer Agent. The Fund reserves the right to suspend or terminate the continuous public offering at any time and without prior notice. The minimum initial and subsequent investments are $1,000 and $100, respectively.  In its discretion, the Fund may allow investments for less than the minimum amounts. In the case of purchases through the Automatic Investment Plan (see "Automatic Investment Plan"), the minimum initial investment will be automatically waived, subject to initial and subsequent monthly investment minimums of $100. All orders to purchase shares are subject to acceptance by the Fund, are not binding until so accepted, and are subject to ultimate collectability of funds. The Fund ordinarily will not open an account unless the tax identification or social security number of the beneficial owner has been provided on the application to the Fund or is otherwise certified by the authorized dealer through which an account may be opened. The Fund may decline to accept a purchase order when in the judgment of management the acceptance of an order is not in the best interest of existing Fund shareholders.

PUBLIC OFFERING PRICE. The public offering price is the net asset value per share determined at the close of business of the New York Stock Exchange next occurring after the purchase order and accompanying payment for the shares are received by the Fund. The net asset value per share is determined in the manner described below (see "Net Asset Value" or "NAV").

NET ASSET VALUE. The net asset value of Fund shares is determined once daily as of the close of business of the New York Stock Exchange (the "Exchange") each day the Exchange is open, and at such other times as the Fund may determine. The per share net asset value of the Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. In determining net asset value, securities are valued at market value. Securities for which quotations are not readily available are valued at fair value determined in good faith by the Advisor under the supervision of the Board of Directors. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security’s sale. Therefore, if a shareholder purchases or redeems shares in the Fund at a time it holds securities priced at a fair value, this may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed well before the close of business on the Exchange on each day that the Exchange is open. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the Exchange that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by the Fund. As a result, the Fund may be susceptible to what is referred to as "time-zone arbitrage." Certain investors in the Fund may seek to take advantage of discrepancies in the value of the Fund’s portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Fund’s NAV is computed. Trading by these investors, often referred to as "arbitrage market timers," may dilute the value of the Fund’s shares, if such discrepancies in security values actually exist. To attempt to minimize the possibilities for time-zone arbitrage, and in accordance with procedures established and approved by the Fund’s Board of Directors, the Advisor monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts and exchange traded funds).

These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that might call into question the availability (including the reliability) of the values of foreign securities between the times at which they are determined and the close of the Exchange. If such an event occurs, the foreign securities may be valued using fair value procedures established and approved by the Board of Directors. In certain circumstances these procedures include the use of independent pricing services. The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of the Fund’s portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in Fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders. However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every business day on the Exchange. Furthermore, trading takes place in various foreign markets on days that are not business days for the Exchange, and on which the Fund’s NAV is not calculated. Thus, the calculation of the Fund’s NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation. If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the Fund’s fair value procedures established and approved by the Board of Directors.

CONFIRMATIONS.    After every account transaction, a shareholder receives a statement showing the details of the transaction and the number of shares held. Shares purchased are in non-certificated form.

INVESTMENTS BY TAX-SHELTERED RETIREMENT PLANS.  Shares of the Fund are available for purchase in connection with certain types of retirement plans, including:

•

Individual Retirement Accounts (IRAs) for individuals.

•

Simplified Employee Pension Plans (SEPs) for employees.

•

Qualified plans for self-employed individuals.

•

Qualified corporate pension and profit sharing plans for employees.

The purchase of shares of the Fund may be limited by the plans’ provisions and does not itself establish such plans. Shareholders considering purchasing any Fund shares in connection with a retirement plan should consult with their attorney or tax advisor with respect to plan requirements and tax aspects pertaining to the shareholder.

AUTOMATIC INVESTMENT PLAN. By completing the Automatic Investment Plan section of the application, you may authorize the Fund to debit your bank account for the periodic purchase of Fund shares on or about the 5th or 20th day of each month. Automatic investments are subject to the minimum investment of $100 per month and are unrestricted as to the permitted maximum. You will receive confirmation of automatic investments after the end of each calendar quarter.

INVESTMENT BY TELEPHONE. Once an account has been established, you may purchase additional shares by telephone by calling (866) 270-1222.   To receive the net asset value for a specific day, a telephone purchase request must be received before the close of the New York Stock Exchange on that day. Payment for shares ordered in this way must be received by the Fund’s transfer agent within three business days after receipt of the order. In order to make sure that payment is received on time, shareholders are required to remit payment by wire or electronic funds transfer. If payment is not received on time, the Fund may cancel the order and redeem shares held in the shareholder’s account to compensate the Fund for any decline in the value of the purchased shares.

ACH PAYMENTS.   Instruct your financial institution to make an ACH payment to us.   These payments typically take two days.   Your financial institution may charge you a fee for this service.

WIRES.   Call the Fund at (866) 270-1222 to receive wiring instructions and to notify the Fund that a wire transfer is coming.   Your financial institution may charge you a fee for this service.

LIMITATIONS ON PURCHASES.   The Fund reserves the right to refuse any purchase request, particularly requests that could adversely affect the Fund or its operations.   This includes those from any individual or group, who, in the Fund’s view, is likely to engage in excessive trading.   Trading is generally considered excessive if a substantive exchange or redemption occurs within 30 days of the purchase of Fund shares.

CANCELED OR FAILED PAYMENTS.   The Fund accepts checks and ACH transfers at full value subject to collection.   If your payment for shares is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled.   You will be responsible for any losses or expenses incurred by the Fund or the Transfer Agent and the Fund may redeem other shares you own in the account as reimbursement. The Fund’s Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment check returned to the Transfer Agent for insufficient funds.    If you purchase your shares by check, the Fund may delay sending the proceeds from your redemption request until your check has cleared.   This could take up to 15 calendar days from the purchase date.   The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.   If your purchase is cancelled due to non-payment, you will be responsible for any loss the Fund incurs.   Cash or third-party checks will not be accepted for the purchase of shares.

ANTI-MONEY LAUNDERING INFORMATION. In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Transfer Agent at (866) 270-1222 if you need additional assistance when completing your Application.

If, through reasonable measures, the Transfer Agent is unable to verify the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information allowing the Transfer Agent to verify the shareholder’s identity is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received. Any delay in processing your order will affect the purchase price you receive for your shares. The Trust, the Distributor and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.

The Fund refrains from selling shares to any person residing in a country other than the United States of America. Additionally, in its discretion, the Fund may refuse to allow a person to purchase shares based on suspicious, inappropriate or illegal activity, such as market timing.

REDEMPTION OF SHARES

REDEMPTIONS BY MAIL. Shareholders of the Fund may require the Fund to redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption request by the Fund. To redeem shares by mail, send a written redemption request in proper form to the Fund c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

A written redemption request in proper form includes the following information:

• Your name(s) and signatures(s);

• The name of the Fund and your account number;

• The dollar amount or the number of shares you want to redeem;

• How and where to send your proceeds; and

• A Medallion Signature Guarantee.

Medallion signature guarantees are not required for redemptions of $10,000 or less, so long as payment is to be sent to the shareholder of record at the address of record. A Medallion signature guarantee will be required if the redemption proceeds (regardless of amount) are being mailed to an address other than the address of record; or are being mailed to an address which has been changed within 30 days of the redemption request. Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.   If shares are held of record in the name of a corporation, partnership, trust or fiduciary, evidence of the authority of the person seeking redemption will be required before the request for redemption is accepted, including redemptions under $10,000. For additional information, shareholders may call the Fund’s Transfer Agent at Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, (866) 270-1222.

REDEMPTIONS BY TELEPHONE. All shareholders have telephone transaction privileges to authorize purchases, exchanges or redemptions unless they specifically decline this service on the account application or by writing to the Fund’s Transfer Agent at Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, (866) 270-1222. The telephone redemption option is not available for shares held in retirement accounts sponsored by the Fund. Redemption requests may be made by telephoning the Fund at (866) 270-1222. To receive the net asset value for a specific day, a telephone redemption request must be received before the close of the New York Stock Exchange on that day. As discussed above, the signature of a redeeming shareholder must be Medallion signature guaranteed, and therefore shares may not be redeemed by telephone, if the redemption proceeds: exceed $10,000; are being mailed to an address other than the address of record; or are being mailed to an address which has been changed within 30 days of the redemption request.

All telephone transactions are recorded and written confirmations indicating the details of all telephone transactions will promptly be sent to the shareholder of record. Prior to accepting a telephone transaction, the Fund and its transfer agent may require the shareholder placing the order to provide certain identifying information. A shareholder electing to communicate instructions by telephone may be giving up some level of security that would otherwise be present were the shareholder to request a transaction in writing. Neither the Fund nor its transfer agent assumes responsibility for the authenticity of instructions communicated by telephone which are reasonably believed to be genuine and which comply with the foregoing procedures. The transfer agent may be liable for losses resulting from unauthorized or fraudulent telephone instructions in the event these procedures are not followed.

In times of extreme economic or market conditions, redeeming shares by telephone may be difficult. The Fund may terminate or modify the procedures concerning the telephone redemption at any time, although shareholders of the Fund will be given at least 60 days’ prior notice of any termination or material modification. The Fund may, at its own risk, waive certain of the redemption requirements described in the preceding paragraphs.

PAYMENT FOR REDEEMED SHARES. Payment for shares redeemed upon written request will be made by check and generally will be mailed within seven days after receipt by the Fund of a properly executed redemption request and any outstanding certificates for the shares to be redeemed. Payment for shares redeemed by telephone will be made by check payable to the account name(s) and address exactly as registered, and generally will be mailed within seven days following the request for redemption.

The value of Fund shares on redemption may be more or less than the shareholder’s cost, depending upon the market value of the Fund’s net assets at the time of redemption. Shares are normally redeemed for cash, except under unusual circumstances as described in the Statement of Additional Information under the heading "Redemption of Shares". Redemption proceeds are sent regular first class mail, or can be sent via overnight "express" mail (such as Federal Express), if requested, for a $20 service charge. A shareholder can pay the $20 by check or simply request that the charge be deducted from his account or the proceeds of such redemption. The Transfer Agent can only provide this service when mailing to street addresses.

A shareholder may request that payment for redeemed shares of the Fund be made by wire transfer. Shareholders may elect to use this service on the account application or by providing the Fund with a Medallion signature guaranteed letter requesting this service and designating the bank to receive all wire transfers. A shareholder may change the predesignated bank of record by providing the Fund with written Medallion signature guaranteed instructions. Wire transfers are subject to a $1,000 minimum and a $100,000 maximum limitation. Redemption proceeds paid by wire transfer will be transmitted to the shareholder’s predesignated bank account on the next business day after receipt of the shareholder’s redemption request. There is a $15 fee for each wire payment for shares redeemed by the Fund.

If shares have been purchased by check or other means that are subject to final collection, the Fund does not make redemption proceeds available until such purchase has cleared the shareholder’s bank, which could take up to 15 days. In addition to the foregoing restrictions, no redemption payment can be made for shares that have been purchased by telephone order until full payment for the shares has been received. In any event, valid redemption requests concerning shares will be priced at the net asset value next determined after receipt of the request.

Redemption may be suspended or payment postponed during any period in which the Exchange is closed (except on weekends or customary holidays) or trading on the Exchange is restricted, or during periods of an emergency or other periods during which the Securities and Exchange Commission permits such suspension.

REINVESTMENT PRIVILEGE.  An investor who has redeemed all or part of his shares of the Fund may reinvest all or part of the redemption proceeds, without a sales charge, if he sends a written request to the Fund or its transfer agent not more than 30 days after his shares were redeemed. The redemption proceeds will be so reinvested on the basis of the net asset value of the shares in effect immediately after receipt of the written request. This reinvestment privilege may be exercised only once by an investor upon redemption of his shares of the Fund. Any gain recognized as a result of such redemption will be taxable; if redemption resulted in a loss and reinvestment is made in shares of the Fund, the loss will not be recognized.

SMALL ACCOUNTS. Because of the high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account and pay the proceeds to the shareholder if, due to redemptions, the account balance falls below $500 ($250 for UGMA and IRA accounts), and the account reflects no purchases of shares, other than through reinvestments of dividends or capital gains, during the 60 days prior to the mailing of the notice of intent to redeem. The Fund will give written notice of intent to redeem 60 days prior to any such redemption. During the 60-day period following mailing of such notice, such notified shareholder may increase the value of his account through additional purchases and avoid involuntary redemption. A notice of intent to redeem will not be sent to shareholders earlier than 24 months after establishment of an account.   The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account’s market value.

AUTOMATIC REDEMPTION.   If you own shares of the Fund with an aggregated value of at least $10,000, you may request a specified amount of money from your account once a month or once a quarter on a specified date.   These payments are sent from your account to a designated bank account by ACH payment.   Automatic requests must be for at least $100.   To set up periodic redemptions automatically, call or write for an "Automatic Redemption" form.   The completed form and a voided check for the account into which you would like the redemption proceeds deposited must then be send to the  Foxhall Global Trends Fund c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137,

TRANSFERRING REGISTRATION.   Please contact Gemini Fund Services, LLC at (866) 270-1222 or by writing to the Foxhall Gold and Precious Metals Fund, c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska   68137 for instructions on how to transfer your shares to another owner.

LOST ACCOUNTS.   The Transfer Agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable, unless the Transfer Agent is able to determine your new address.   When an account is "lost," all distributions on the account will be reinvested in additional shares of the Fund.   In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

MARKET TIMING.  Frequent trading into and out of the Fund may harm all fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other potentially disruptive trading activities. Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund discourages frequent purchases and redemptions by shareholders, and the policies to minimize market timing apply to all shareholders, whether a direct investor in the Fund or if you invest through a financial intermediary. The Fund currently commits staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s "Market Timing Policy."  Though this method involves judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

In order to minimize market timing, the  Fund has adopted a policy  to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Advisor will be liable for any losses resulting from rejected purchase or exchange orders. The Advisor may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Policy.

If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant.  At the request of the Advisor, the service providers may take immediate action to stop any further short-term trading by such participants.

In addition, since the Fund may invest in foreign securities, it may be vulnerable to a form of short-term trading that is sometimes referred to as "time-zone arbitrage." Time-zone arbitrage occurs when an investor seeks to take advantage of delays between changes in the value of a mutual fund’s portfolio holdings and the reflection of those changes in the Fund’s net asset value per share. These delays are more likely to occur in the case of foreign investments, due to differences between the times during which the Fund’s international portfolio securities trade on foreign markets and the time as of which the Fund’s NAV is calculated. Time-zone arbitrage traders seek to purchase or redeem shares of a fund based on events occurring after foreign market closing prices are established, but before calculation of the Fund’s NAV. This can result in the value of the Fund’s shares being diluted. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibility of this type of arbitrage; however, there can be no assurance that the Fund’s valuation procedures will be successful in eliminating it.

Since the Fund may invest in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or illiquid ("illiquid securities"), it may be particularly vulnerable to arbitrage short-term trading. Such arbitrage traders may seek to take advantage of a possible differential between the last available market prices for one or more of those illiquid securities that are used to calculate the Fund’s NAV and the latest indications of market values for those securities. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage; however, there can be no assurance that the Fund’s valuation procedures will be successful in eliminating it.

DISTRIBUTIONS AND TAXES

DISTRIBUTION PAYMENT POLICY. The Fund intends to pay dividends at least annually out of substantially all of its investment income (minus certain required adjustments) and to make distributions at least annually of any "net capital gains". Distributions reflecting capital gains realized during each fiscal year ended June 30 normally will be declared and paid in the subsequent fiscal year. The Fund expects that its distributions will consist primarily of capital gains.

Checks will be made payable and sent by first class mail to each shareholder’s address of record unless otherwise requested on the application or by a separate written request. Any checks which are unable to be delivered and are returned to the Fund will be reinvested for such shareholder’s account in full or fractional shares at the net asset value next computed after the check has been received by the transfer agent. To reduce costs to the Fund, checks outstanding and uncashed ("stale") for over 180 days may be "stop-paid" and reinvested back into the account from which they were paid at the discretion of the Fund.

REINVESTMENT OF DISTRIBUTIONS. All income dividends and capital gains distributions, if any, will be reinvested automatically in additional shares of the Fund at the net asset value per share determined as of the next business day following the record date for each investor who does not elect on his account application to receive dividends and capital gains in cash. Checks for cash dividends and distributions and reinvestment confirmations are usually mailed to shareholders within ten days of the record date. Shareholders may change their option any time before the record date of any distribution by writing to the Fund’s transfer agent at Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, (866) 270-1222.

TAX INFORMATION. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the"Code"). To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets. If the Fund so qualifies and if it distributes to its shareholders at least 90% of its net investment income (which includes net short term capital gains, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on the income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to its shareholders provided that the Fund meets the requirements under the Code for a corresponding capital gains dividend paid deduction. As a Texas corporation, the Fund will not be subject to any corporate franchise taxes in Texas as long as it qualifies as an open-end investment company as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

Distributions of the Fund’s net investment income are taxable to shareholders (other than those exempt from income tax) as ordinary income whether received in shares or in cash, except to the extent attributable to "qualified dividend income" eligible for the reduced rate of tax on net long-term capital gains. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, "qualified dividend income" received by noncorporate shareholders generally will be taxed at the same rate as net long-term capital gains. Currently, this maximum rate is set at 15%. Distributions of dividend income that are not of "qualified dividend income" under the Code, interest income, other types of ordinary income and net short-term capital gains generally are taxable to you as ordinary income. Shareholders who receive distributions in the form of additional shares will have a basis for federal income tax purposes in each such share equal to the fair market value thereof on the reinvestment date. Distributions of the Fund’s net capital gains ("capital gains dividends") are taxable to shareholders (other than those exempt from income tax) as long-term capital gains whether received in shares or in cash and regardless of the length of time the shares of the Fund have been held by such shareholders. Distributions in excess of the Fund’s earnings and profits, such as distributions of principal, first will reduce the adjusted tax basis of shareholders and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). The Fund will inform shareholders of the source and tax status of such distributions promptly after the close of each calendar year.

To the extent that dividends paid by the Fund are attributable to certain types of dividends it receives on its investment assets, dividends paid by the Fund will qualify for the dividends received deduction for corporations.

Redemption or exchange of Fund shares is a taxable transaction for federal income tax purposes. Redeeming shareholders recognize gain or loss in an amount equal to the difference between their basis in such redeemed shares of the Fund and the amount received. If such shares are held as a capital asset, the gain or loss is a capital gain or loss and will generally be long-term if such shareholders have held their shares for more than one year. Any loss realized on shares held for six months or less is be treated as long-term capital loss to the extent of any amounts received by the shareholder as capital gains dividends with respect to such shares. An exchange of shares pursuant to the Fund’s exchange privilege is treated the same as an ordinary sale and purchase for Federal income tax purposes.

For most types of accounts, the transfer agent will report the proceeds of any redemptions to shareholders and the Internal Revenue Service ("IRS") annually. Shareholders should keep regular account statements to use in determining the gain or loss on the sale of Fund shares.

Amounts not distributed on a timely basis in accordance with a calendar distribution requirement are also subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement. Although dividends generally are treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such months and paid in January of the following year are treated as having been distributed by the Fund and received by the shareholders on December 31 of the year in which the dividend was declared. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as having been paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders are treated as having received such dividends in the taxable year in which the distribution is actually made.

Statements as to the tax status of each shareholder’s dividends and distributions are mailed annually. Each shareholder will also receive, as applicable, various written notices after the close of the Fund’s taxable year (i.e., after each June 30th) with respect to certain dividends or distributions that were paid by the Fund to its shareholders during the Fund’s prior taxable year.

By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct certified social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own advisors regarding the specific federal tax consequences to them of holding and disposing of shares, as well as the effects of state, local and foreign tax laws.

RULE 12b-1 FEES. The Board of Directors of the Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act to pay for certain distribution and shareholder services. The Fund may pay the Distributor or dealers up to 0.40% per year of its average daily net assets for the distribution and shareholder servicing activities. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges

SHAREHOLDER SERVICES AND REPORTS

Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, (866) 270-1222, transfer agent for the Fund, performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. When an initial investment is made in the Fund, an account will be opened for each shareholder on the Fund’s books and shareholders will receive a confirmation of the opening of the account. Shareholders receive quarterly statements giving details of all activity in their account and also receive a statement whenever an investment or withdrawal is made in or from their account. Information for federal income tax purposes will be provided at the end of the year.

Shareholders receive annual and semiannual reports with financial statements, as well as proxy statements for shareholders’ meetings, if any. The Fund is a series of Common Stock, $.00l par value per share, of Dominion Funds, Inc., a Texas corporation formed on June 5, 1992. The Fund’s operations are governed by Articles of Incorporation, a copy of which is on file with the Secretary of State of Texas. The Fund is managed by its Board of Directors pursuant to the Articles of Incorporation. The Articles of Incorporation permit the Board of Directors to issue an unlimited number of shares of Common Stock with respect to the Fund. To date, the Fund is the only series of capital stock of the Company, although the Board of Directors is empowered to designate other series. Shares of the Company entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. The Fund does not intend to hold annual meetings of shareholders, unless required to do so by the 1940 Act or Texas corporate law. A meeting will be called for the election of directors upon the written request of holders of 10% of the Fund’s outstanding shares. Shareholders have neither preemptive rights nor cumulative voting rights. The Company will assist such holders in communicating with other shareholders of the Fund to the extent required by the 1940 Act. More detailed information concerning the Fund and the Company is set forth in the Statement of Additional Information.

Any inquiries by shareholders relating to the Fund may be made by calling or writing the Funds, c/o Gemini Fund Services, LLC, at 4020 South 147th Street, Suite 2, Omaha, NE 68137 or by telephone at (866) 270-1222.

FINANCIAL HIGHLIGHTS

Because the Fund has only recently commenced investment operations, there is no financial or performance information in this Prospectus. You may request a copy of the Fund’s annual and semi-annual reports, once available, at no charge by calling the Fund at (866) 270-1222.

PRIVACY NOTICE
FACTS		WHAT DOES DOMINION FUNDS, INC. DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Dominion Funds, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Dominion Funds, Inc. share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-270-1222

Who we are
Who is providing this notice?	Dominion Funds, Inc.
What we do
How does Dominion Funds, Inc. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Dominion Funds, Inc. collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Dominion Funds, Inc. does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Dominion Funds, Inc. does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Dominion Funds, Inc. does not jointly market.

Investment Advisor Washington Asset Management II, LLC 4 N. Madison Street Middleburg, VA 20118	Transfer Agent Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137 (866) 270-1222	Distributor Northern Lights Distributors, LLC 4020 South 147th Street Omaha, Nebraska 68137 (402) 493-1731
Sub-Advisor Lancelot Capital Limited 7 Pilgrim Street London, England EC4V 6LB 44 20 7290 8174	Independent Registered Public Accounting Firm Sanville & Company 1514 Old York Road Abington, PA 19001	Legal Counsel Thompson Hine LLP 41 S. High Street Columbus, OH 43215
Administrator Gemini Fund Services, LLC 450 Wireless Blvd. Hauppauge, NY 11788 (631) 470-2600	Custodian First National Bank of Omaha 1620 Dodge Street Omaha, NE 68102

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more details on other aspects of the Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

ANNUAL and SEMI-ANNUAL SHAREHOLDER REPORTS. Additional information about the Fund’s investment will be available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain free copies of the Fund’s Prospectus, Annual Report, Semi-Annual Report, and SAI, or to request other information about the Fund or make shareholder inquiries, contact the Fund:

Foxhall Gold and Precious Metals Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

(866) 270-1222

The Fund’s Prospectus, SAI, Annual and Semi-Annual reports and other related materials are also available on the SEC’s Internet Web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the Fund, including the Fund’s Prospectus and SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC’s Public Reference Room.  The Fund’s Prospectus is also available at: www.foxhallglobaltrendsfund.com (the Fund does not make available its SAI or shareholder reports through its Web site because it is not cost effective to do so).

SEC file number 811-6727

DOMINION FUNDS, INC.

c/o Gemini Fund Services LLC

4020 South 147th Street

Suite 2

Omaha, NE 68137

FOXHALL GOLD AND PRECIOUS METALS FUND

Ticker:   GOLMX

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2012

This Statement of Additional Information (“SAI”) is not a Prospectus, and should be read in conjunction with the Prospectus dated May 1, 2012.  The Prospectus is incorporated into this SAI by reference (i.e., legally made a part of this SAI).  A copy of the Prospectus may be obtained by sending your request in writing to Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137 or by calling toll free at (866) 270-1222.

The Foxhall Gold and Precious Metals Fund (the “Fund”) is a diversified open-end investment company whose only investment objective is capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity and equity-related securities of companies that are principally engaged in the mining, fabrication, processing or distribution of gold, silver, platinum, palladium and other precious metals or in the development of such precious metals mines.

TABLE OF CONTENTS

Page
THE FUND AND THE COMPANY	2

INVESTMENT POLICIES AND RESTRICTIONS	2

INVESTMENT RISKS AND CONSIDERATIONS	4

DISCLOSURE OF PORTFOLIO HOLDINGS	14

MANAGEMENT AND ADVISORY SERVICES	14

PORTFOLIO MANAGEMENT	15

MANAGEMENT OF THE FUND	17

PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP	20

PLAN OF DISTRIBUTION	20

THE DISTRIBUTOR	21

OTHER SERVICE PROVIDERS	22

PORTFOLIO TRANSACTIONS AND BROKERAGE	22

PURCHASE OF SHARES OF THE FUND	22

NET ASSET VALUE DETERMINATION	23

REDEMPTION OF SHARES	23

INCOME DIVIDENDS, CAPITAL GAINS AND DISTRIBUTIONS	23

TAXES	24

PROXY VOTING GUIDELINES	25

LEGAL COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	26

REGISTRATION STATEMENT	26

FINANCIAL STATEMENTS	26

The Fund is an open-end diversified management investment company. The Fund is a series of shares of common stock, $.00l par value, of Dominion Funds, Inc. (the “Company”), which was formed as a Texas corporation on June 5, 1992. The Company currently offers two series of shares, the Foxhall Gold and Precious Metals Fund and the Foxhall Global Trends Fund.

The Articles of Incorporation of the Company permit the Board of Directors of the Company to designate one or more series of common stock, each series to have such relative rights and privileges as the Board of Directors shall determine.  The directors are also empowered by the Articles of Incorporation to designate additional series and issue shares with respect thereto. Each share represents an equal proportionate interest in the assets of the Fund with each other share in such series and no interest in any other series.

Shares of the Fund entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved. Shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights. Shares of the Fund are fully paid and non-assessable when issued and share equally in dividend and other distributions of the Fund, and in the event of liquidation are entitled to receive equal shares of the net assets of the Fund. The Fund does not contemplate holding regular meetings of shareholders to elect directors or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of directors by a vote of a majority of the shares present and voting at such meeting.

Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

INVESTMENT POLICIES AND RESTRICTIONS

As stated in the Prospectus, the Fund’s investment objective is capital appreciation. There can be no assurance that the Fund will, in fact, achieve its objective. The Fund’s investment objective may not be changed by the Board of Directors without shareholder approval. The Prospectus discusses the types of securities in which the Fund invests. The following discussion of investment restrictions supplements that set forth in the Prospectus.

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity and equity-related securities of companies that are principally engaged in the mining, fabrication, processing or distribution of gold, silver, platinum, palladium and other precious metals or in the development of precious metals mines. The Fund expects to invest principally in junior and mid-tier mining companies with mines in production. Up to 20% of the Fund’s net assets may be invested in companies developing gold, silver, platinum, palladium or other precious metals mines that have no current production from mining operations and no immediate source of cash flow. The Fund may invest in gold, silver, platinum, palladium and other precious metals through equity or equity-related securities, such as exchange traded funds (ETFs), which represent interests in, or relate to, gold, silver, platinum, palladium or other precious metals, and which management believes have the potential for capital appreciation. The Fund may purchase securities issued by companies of any size or market capitalization. The Fund concentrates its investments in the gold and precious metals industries and therefore invests 25% or more of its assets in such industries. The Fund may invest in common stock, preferred stock, rights and warrants, American depositary receipts (“ADRs”) and Global depositary receipts (“GDRs”) of companies listed on any of the U.S. stock exchanges and the stock exchanges of other countries. The Fund may invest in preferred stock when the Advisor believes that the attributes of a particular company’s preferred stock may be superior in terms of total return (dividends plus capital appreciation) to the common stock of the same company. The Fund may also invest in private placements and initial public offerings.

The Fund’s investments in warrants allow the Fund to mirror a purchase of a stock for a fraction of its price (premium) and hold that option for a long period of time before it expires. A warrant will typically permit the holder to purchase the underlying stock at a predetermined price for the life of the warrant. Warrants, therefore, allow the Fund to gain exposure to individual securities over the long-term while allowing the Fund to preserve some cash for further potential investments and/or to meet unexpected redemptions.

The Fund may invest in derivative investments. The derivative securities in which the Fund may invest are short ETFs and/ or leveraged ETFs.  The Fund intents to use leveraged ETFs to increase the Fund’s overall market exposure to gold, silver, platinum, palladium or other precious metals, including following cash inflows from new investments. The Fund may also use short ETFs to hedge the risks of existing stock positions in the Fund’s portfolio. The ETFs in which the Fund  invests will invest substantially in gold, silver, platinum, palladium or other precious metals.

Investments by the Fund in equity and equity-related securities are expected principally to be made in companies with operations in the United States, Canada or Australia. The Fund expects to make investments in companies with principal operations in countries with stable governments, without a history of frequent political instability or significant terrorist threats. Further, the Fund intends typically to invest in companies principally operating in countries where there is expected to be a low risk of expropriation of mining assets or the introduction of excessively high taxes on mining activities. However, the Fund may invest in equity and equity-related securities of companies operating anywhere in the world, in both developed and emerging markets. There is no limit to the percentage of the Fund’s investments which may be invested in emerging markets.

INVESTMENT SELECTION PROCESS. The Fund intends to invest primarily in the securities of junior and mid-tier mining companies, which will typically have a market capitalization in the range from $100 million to $5 billion. The Fund expects to invest principally in companies with mines in production. Companies in which the Fund typically invests will have a strong resource base, with a substantial amount of gold, silver, platinum, palladium or other precious metals “in the ground”. Companies will generally have precious metal reserves or precious metal resources that have been assessed in accordance with industry standards. The average cost of gold, silver, platinum, palladium or other precious metal per ounce “in the ground” of companies in which the Fund typically invests will generally be lower than the average cost per ounce “in the ground” of other companies mining the same type of precious metal. The Fund will seek to invest in the securities of companies that have little or no history or likelihood of serious environmental problems, an experienced chief executive officer and management team and a strong balance sheet, preferably with little or no debt. Companies with current operating mines in which the Fund invests will typically have a history of increasing production and will generally not have hedged future production to any material extent - no material forward sales of future production will have been made, and the companies will generally have strong cash flow compared with other companies of a similar market capitalization mining the same type of precious metals. The companies in which the Fund invests will typically operate mines or develop mines with a reasonably long forecast lifespan, usually in excess of ten years, and potential for further discoveries of gold, silver, platinum, palladium or other precious metals. Companies with planned drilling programs will be focused upon by the Advisor, in the hope that the companies’ resources may become larger.  While the Fund intends primarily to invest in junior and mid-tier mining companies, the Fund will also be allowed to invest in larger-cap mining companies, with market capitalizations over $5 billion.

As indicated in the Prospectus, the Fund is subject to certain policies and restrictions that may not be changed without shareholder approval. Shareholder approval would be the approval by the lesser of (i) more than 50% of the outstanding voting securities of the Fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Without such shareholder approval, the Fund may not:

1.	Purchase or sell commodities except indirectly through securities, financial instruments or derivatives.
2.

Purchase or sell real estate or other interests (including limited partnership interests) in real estate, except that the Fund may purchase or sell securities of issuers that invest or deal in real estate provided such securities are readily marketable.

3.	Make loans except for loans of portfolio securities (the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities is not considered to be a loan).
4.	Purchase securities on margin.
5.	Borrow money, except as permitted under the Investment Company Act of 1940, as amended, for temporary purposes or to make additional investments.
6.	Mortgage or pledge any security owned or held by the Fund, except as required in connection with any borrowing or investment in derivatives.
7.	Participate on a joint or a joint and several basis in any trading account in securities.
8.	Invest in companies for the purpose of exercising control of management.
9.	Act as an underwriter of securities of other issuers.
10.

Purchase investments that are not readily marketable, including securities and other assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation, if such investments exceed 15% of net assets at the time of purchase.

11.	Issue senior securities.
12.

Invest more than 25% of the Fund’s assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies), except that, under normal market conditions, the Fund will invest more than 25% of its assets in the securities issued by companies principally engaged in the mining, fabrication processing or distribution of gold, silver, platinum, palladium or other precious metals.

The Fund has adopted the following non-fundamental investment policies, which may be changed by the Board of Directors without shareholder approval.  These policies may be changed to give the Advisor and Sub-Advisor more flexibility when seeking to achieve the Fund’s investment objective.  The Fund may not:

1.

Purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. Government) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

2.	Write, purchase or sell put options, straddles, spreads or combinations thereof or write, purchase or sell call options.

3.	Sell securities short.

Portfolio Turnover.  The Fund will sell portfolio securities when it is in the best interests of the Fund and its shareholders to do so without regard to the length of time they have been held. Since portfolio turnover involves paying brokerage commissions and other transaction costs, portfolio changes cause additional expenses for the Fund. High rates of portfolio turnover may lower the Fund’s performance due to increased costs and may also result in the realization of capital gains. If the Fund realizes capital gains when it sells its portfolio investments, it must generally distribute those gains to shareholders at least once annually, increasing shareholders’ taxable distributions. Accordingly, the Fund may generate short-term capital gains, which are taxable as ordinary income, except to the extent offset by current or prior year losses.

INVESTMENT RISKS AND CONSIDERATIONS

Set forth below are descriptions of some of the types of investments and investment strategies that the Fund may use, and the risks and considerations associated with those investments and investment strategies.

Investments in Gold and Precious Metals. The Fund may invest through securities indirectly in gold and other precious metals such as silver, platinum, and palladium. Because precious metals do not generate investment income, the return from such investments will be derived solely from the gains and losses realized by the Fund upon the sale of the precious metals -related securities. To qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 as amended (the Code), at least ninety percent (90%) of the Fund’s gross income for any taxable year must be derived from dividends, interest, gains from the disposition of securities, and income and gains from certain other specified sources and transactions (Gross Income Test). Gains from the disposition of precious metals will not qualify for purposes of satisfying the Gross Income Test. Additionally, to qualify under Subchapter M of the Code at the close of each quarter of the Fund’s taxable year, at least fifty percent (50%) of the value of the Fund’s total assets must be represented by cash, Government securities and certain other specified assets (Asset Value Test). Investments in precious metals and minerals will not qualify for purposes of satisfying the Asset Value Test. To maintain the Fund’s qualification as a regulated investment company under the Code, the Fund will establish procedures to monitor its investments in precious metals and minerals for purposes of satisfying the Gross Income Test and the Asset Value Test.

Gold and precious metals operation companies Like all investments, there are risks associated with an investment in the Fund and its policies of investing in securities of companies engaged in mining, fabrication, processing, or distribution in gold, silver, platinum, palladium or other precious metals. The price of gold has been subject to substantial price fluctuation over short periods of time. It may be affected by unpredictable international monetary and political policies, such as currency devaluations or reevaluations, economic conditions within an individual country, trade imbalances or trade or currency restrictions between countries, and world inflation rates and interest rates. The price of gold, in turn, is likely to affect the market prices of securities of companies mining, fabricating, processing, or distributing gold and, accordingly, the value of the Fund’s investments in these securities. The following provides more detail about some of the factors that may affect the price of gold and precious metals operation companies:

1. Tax and currency laws. Changes in the tax or currency laws of the U.S. and foreign countries may inhibit the Fund’s ability to pursue, or may increase the cost of pursuing, its investment policies.

2. Unpredictable monetary policies, economic and political conditions. The Fund’s assets may be less liquid or the change in the value of its assets may be more volatile (and less related to general price movements in the U.S. markets) than investments in the securities of U.S. companies, particularly because the price of gold and other precious metals may be affected by unpredictable international monetary policies, economic and political considerations, governmental controls, and conditions of scarcity, surplus, or speculation. In addition, the use of gold or Special Drawing Rights (which are also used by members of the International Monetary Fund for international settlements) to settle net deficits and surpluses in trade and capital movements between nations subjects the supply and demand, and therefore the price, of gold to a variety of economic factors that normally would not affect other types of commodities.

3. New and developing markets for private gold ownership. Between 1933 and December 31, 1974, a market did not exist in the U.S. in which individuals could purchase gold bullion for investment purposes. Since it became legal to invest in gold, markets have developed in the U.S. Any large purchases or sales of gold bullion could have an effect on the price of gold bullion. From time to time, several central banks have sold gold bullion from their reserves. Sales by central banks and/or rumors of these sales have had a negative effect on gold prices. The successful management of the Fund’s portfolio may be more dependent upon the skills and expertise of the Fund’s Advisor than is the case for most mutual funds because of the need to evaluate the factors identified above. Some gold companies engage in hedging in order to create more stable and predictable cash flows. This hedging includes, but is not limited to forwards, options, futures contracts, and in some cases more advanced derivative structures covering gold, other metals or currency. Although the Fund’s Advisor attempts to determine the impact of these financial instruments, extreme events in the gold bullion market may result in these positions becoming financial liabilities. The Fund continues to analyze hedging risks on a company-by-company basis.

4. Platinum and palladium risk considerations. Platinum and palladium are part of the same group of metals (platinum group metals) and often are found together in mining operations. Platinum has long been important for its industrial uses, serving as an essential catalyst in automotive catalytic converters and in some chemical and refining processes, as well as in demand for jewelry fabrication. Palladium’s main use is serving as the primary metal in automobile catalytic converters. It is also used extensively in the electronic sector and in some dental applications. Companies engaged in the mining of platinum group metals are subject to substantial economic and political risks, which can greatly affect the price of the Fund’s holdings in these companies. Most of the world’s known supply of platinum group metals can be found in Russia and the Republic of South Africa, with lesser amounts coming from North American mining operations. Given the concentration of supply, any disruptions may have a marked effect on the prices of platinum or palladium.

Exchange Traded Funds. The Fund may invest in ETFs that derive their value from investments in gold and/or other precious metals and contract gold and/or precious metal contracts or securities of issuers in gold or precious metal industries.  Typically, ETFs are regulated as registered investment companies under the 1940 Act.  Such ETFs are intended to provide investment results that correspond to the performance of the particular precious metal to which the ETF relates. Investing in precious metals ETFs subject the Fund to the same risks of investing directly in the particular precious metal. The market value of an ETF investing in precious metals may differ from its net asset value because the supply and demand of the ETF’s shares may be different from the supply and demand of the underlying asset. ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. More recently, actively managed ETFs have been created that are managed similarly to other investment companies. The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. ETF shares, as opposed to creation units, are generally purchased and sold by smaller investors in a secondary market on a securities exchange. ETF shares can be traded in lots of any size, The Fund will indirectly bear its proportionate share of the management fees associated with the ETF. It is possible that a precious metals ETF in which the Fund invests may have to liquidate its holdings at a time when the price of gold is failing. An ETF investing in precious metals may sell the particular precious metal from time to time to pay expenses, which will reduce the amount of the precious metal represented by each ETF share.

Industry Concentration Risk. The Fund intends to concentrate its investments in equity and equity-related securities of companies predominately involved in the mining, fabrication, processing, or distribution of metals including gold, silver, platinum and palladium. These precious metals companies include mining companies that exploit deposits that are supported by co-products and by-products such as copper, silver, lead and zinc, and also diversified mining companies which produce a meaningful amount of gold, silver, platinum, palladium or other precious metals. The Fund focuses on selecting companies with established producing mines. The Fund may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. The Fund invests in securities that typically respond to changes in the price of gold, silver, platinum, palladium and other precious metals, which can be influenced by a variety of global economic, financial, and political factors; increased environmental and labor costs in mining; and changes in laws relating to mining, production or sales; and the price may fluctuate substantially over short periods of time. Therefore, the Fund may be more volatile than other types of investments.

Borrowing and Leverage. The Fund may borrow to increase Fund investments and as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions, and to the extent that the Investment Company Act of 1940, as amended, and its rules and regulations permit.  The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging increases the Fund’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. The use of leverage by the Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used and, therefore, the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the Advisor in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Depositary Receipts. The Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation.  Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets markets.  GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Initial Public Offerings (“IPOs”). The Advisor generally attempts to allocate IPOs on a pro rata basis. However, due to the typically small size of the IPO allocation available to the Fund and the nature and market capitalization of the companies involved in IPOs, pro rata allocation may not always be possible. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. This may increase the turnover of a Fund’s portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. By selling shares of an IPO, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Foreign Investment Risks

Foreign Market Risk. Securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Currency Risk and Exchange Risk. Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. In this case, changes in foreign currency exchange rates will affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.

Certain Risks of Holding Fund Assets Outside the United States. The Fund will generally hold its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

Risk of Investing in Canada. Canada's parliamentary system of government is, in general, stable. Quebec does have a "separatist" opposition party whose objective is to achieve sovereignty and increased self-governing legal and financial powers. To date, referendums on Quebec sovereignty have been defeated. If a referendum about the independence of Quebec were successful, the Canadian federal government may be obliged to negotiate with Quebec.

Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of base commodity resources and industrial and precious metals and materials, both domestically and internationally, can have a significant effect on Canadian market performance.

The U.S. is Canada's largest trading partner and developments in economic policy and U.S. market conditions do have a significant impact on the Canadian economy. The expanding economic and financial integration of the U.S., Canada, and Mexico through the NAFTA Agreement may make the Canadian economy and securities market more sensitive to North American trade patterns. Growth in developing nations overseas, particularly China, may change the composition of Canada's trade and foreign investment composition in the near future.

Economic growth has recently slowed down in certain sectors of the Canadian economy. The Canadian economy suffered from a recession due to the recent global economic crisis. The weaker economy has resulted in lower tax collections and in additional support being provided to Canadians through higher employment insurance benefits, which have resulted in an increased budget deficit. While the Canadian economy has shown signs of recovery from this recession, although such recovery, if sustained, may be gradual and growth forecasts remain modest due to ongoing fiscal withdrawal and the effects of the economic slowdown in the U.S. The strength of the Canadian dollar against the U.S. dollar may negatively affect Canada's ability to export.

Illiquid or Restricted Securities. The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

The Fund may invest in securities that are not registered under the Securities Act of 1933, as amended (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Investment in Emerging Markets.  The Fund may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Emerging capital markets are developing in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies.  Restrictions on investments in securities of investment companies may limit opportunities for the Fund to invest indirectly in certain developing countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

Risks of Investing in Asia-Pacific Countries. In addition to the risks of foreign investing and the risks of investing in developing markets, the developing market Asia-Pacific countries in which the Fund may invest are subject to certain additional or specific risks.  In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and the Fund itself, as well as the value of securities in the Fund’s portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies.

Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.

Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments.

Fund management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. The Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.

Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals. There can be no assurance that the Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to the Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to the Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. It is possible that certain countries may impose currency controls or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available for sale to meet redemptions. Depending on a variety of financial factors, the percentage of the Fund’s portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Fund’s assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund (for example, if Fund may be withdrawn only in certain currencies and/or only at an exchange rate established by the government).

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment. The Investment Company Act restricts the Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict the Fund’s investments in certain foreign banks and other financial institutions.

Risks of Investments in Russia. The Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for the Fund to lose its registration through fraud, negligence or mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While the Fund intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to the Fund.

Risks of Investing in South Africa. In South Africa, the activities of companies engaged in gold mining are subject to the policies adopted by the Ministry of Mines. The Reserve Bank of South Africa, as the sole authorized sales agent for South African gold, has an influence on the price and timing of sales of South African gold. Political and social conditions in South Africa are still somewhat unsettled and may pose certain risks to the Fund, because the Fund may hold a portion of its assets from time to time in securities of South African issuers.

Investment in Other Investment Companies.  The Fund may invest in other investment companies, including exchange traded funds, in accordance with the Investment Company Act.   As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by the Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Securities of Smaller or Emerging Growth Companies. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. Fund management believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

Small cap and emerging growth securities will often be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in Fund management’s judgment, such disposition is not desirable.

The process of selection and continuous supervision by Fund management does not, of course, guarantee successful investment results; however, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Small companies are generally little known to most individual investors although some may be dominant in their respective industries. Fund management believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. The Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Fund management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.

Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.

TEMPORARY DEFENSIVE POSITION. The Advisor may from time to time take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility, a prolonged general decline, or other adverse conditions. Under these circumstances, the Fund may invest up to 100% of its assets in money market instruments, cash and investment grade cash equivalents.

 Among the securities in which the Fund may invest are: U.S. government securities, commercial paper other short term indebtedness, repurchase agreements, money market mutual funds and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the FDIC. When the Fund is in a defensive investment position, it may not achieve its investment objective.

DISCLOSURE OF PORTFOLIO HOLDINGS

The investment advisor and the Fund are subject to portfolio holdings disclosure policies. These policies govern the timing and circumstances of disclosure to shareholders and third parties about the portfolio investments that the Fund holds. The Fund’s policy is to not disclose information about portfolio securities prior to furnishing such information to shareholders pursuant to its regular semi-annual shareholder reports or filing of such information with the Securities and Exchange Commission. This portfolio holdings disclosure policy has been approved by the Fund’s Board of Directors. Accordingly, the Fund discloses its portfolio holdings at the same time to all persons; everyone has the same timely disclosure of the holdings with respect to any other person; neither the Fund, its investment adviser, nor any other party may receive compensation or other consideration in connection with the disclosure of information about portfolio securities; there is no need to allow an individual to authorize disclosure; and there is no need for Board oversight. In addition, there are no ongoing arrangements to make available information about the Fund’s portfolio securities to any person.

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov, and by phoning the Fund at (866) 270-1222.

Pursuant to the Fund’s portfolio holdings disclosure policies, information about the Fund’s portfolio holdings is not distributed to any person unless:

•	The disclosure is required pursuant to a regulatory request, court order or is legally required in the context of other legal proceedings;
•

The disclosure is made to a mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;

•

The disclosure is made to internal parties involved in the investment process, administration, operation or custody of the Fund, including without limitation the Fund’s Board of Directors, Advisor, Sub-Advisor, Thompson Hine LLP (Fund counsel) or Sanville & Company (Fund auditor) who are subject to confidentiality provisions or have a duty of confidentiality;

•	The disclosure is made: (a) in connection with a quarterly, semi-annual or annual report that is available to the public; or (b) relates to information that is otherwise available to the public; or
•	The disclosure is made with the prior written approval of the Fund’s President upon such terms and conditions deemed appropriate.

The officers of the Fund, and/or the Advisor and Sub-Advisor may share non-public portfolio holdings information with the Fund’s service providers that require such information for legitimate business and Fund oversight purposes, such as the Fund’s fund accountant and administrator, transfer agent, distributor, custodian, compliance services administrator, independent registered public accounting firm, and legal counsel as identified in the Funds’ prospectuses and statement of additional information, and financial printers the Funds may engage for, among other things, the printing and/or distribution of regulatory and compliance documents. The Fund, the Advisor and/or Sub-Advisor may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. Generally, the Fund’s service providers that may receive such non-public portfolio holdings information include Lancelot Capital Limited, Gemini Fund Services LLC and its affiliates, First National Bank of Omaha, Thompson Hine LLP, Sanville & Company,  Northern Lights Distributors, LLC, Thomson Reuters Corporation, Standard & Poor’s Financial Services LLC, Bloomberg, L.P., Morningstar, Inc., and the Investment Company Institute.

MANAGEMENT AND ADVISORY SERVICES

Investment Advisor.   As stated in the Prospectus, the Fund entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Washington Asset Management II, LLC (the “Advisor”). The Advisory Agreement is effective May 1, 2012. The Advisor supervises the Fund’s investments and conducts its investment program. The Advisory Agreement provides that the Advisor will perform the following services or cause them to be performed by others: (i) furnish to the Fund investment advice and recommendations, and (ii) supervise the purchase and sale of securities as directed by appropriate Fund officers. For such services the Advisor receives an annual investment advisory fee equal to 1.00% of the Fund’s average daily net assets, computed daily and paid on a monthly basis.

The Advisor was formed in 2012. The Advisor is directly owned by Stirrup Partners, LLC, a Delaware limited liability company (“Stirrup”), the sole member of the Advisor. Stirrup’s member interests are owned fifty percent each by Anthony Sirianni and Eric Nettere. Accordingly, Messrs. Sirianni and Nettere are each indirect owners of fifty percent of the Advisor and deemed to control the Advisor. Anthony Sirianni is the Registrant’s Manager and Chief Executive Officer. Paul Dietrich, Director of Global Research and head of the Advisor’s Foxhall Capital Investment Management Division is primarily responsible for the day-to-day management of the Fund’s portfolio.  Mr. Dietrich has been the Fund’s Portfolio Manager since its inception in 2012.

Mr. Dietrich is an international corporate attorney and has been an advisor on privatization and economic development issues to the World Bank, as well as several governments in Asia, Eastern Europe and the former Soviet Union.

Pursuant to an Operating and Expense Limitation Agreement with the Company, the Advisor has contractually agreed to reimburse the Fund to the extent necessary to limit total annual Fund operating expense (excluding Acquired Fund Fees and Expenses, brokerage fees and commissions, borrowing costs, taxes and extraordinary expenses such as litigation) to an annual rate of 2.25% of the Fund’s average daily net assets. The Operating and Expense Limitation Agreement remains in effect until May 1, 2013 and shall automatically continue for successive renewal terms of one year each, unless terminated at the end of the current term by either party upon 30 days written notice. The Operating and Expense Limitation Agreement may be terminated at any time, and without the payment of any penalty, by the Fund on 60 days prior written notice to the Advisor. The Advisor retains the right to receive reimbursement of any excess expense payments paid by it pursuant to the Operating and Expense Limitation Agreement in future years on a rolling three year basis, if such reimbursement can be achieved without exceeding the current expense limitation.

Sub-Advisor. Pursuant to a Sub-Advisory Agreement with the Advisor (the “Sub-Advisory Agreement”), Lancelot Capital Limited (the “Sub-Advisor”) serves as Sub-Advisor to the Fund. The Sub-Advisory Agreement is effective May 1, 2012. The Sub-Advisor was registered as an investment adviser in 2012. The Sub-Advisor performs due diligence with respect to specific companies and makes recommendations to the Advisor with respect to Fund investments. For its services to the Fund, the Sub-Advisor is paid a fee out of the fees the Advisor receives under its Investment Advisory Agreement with the Fund. The Sub-Advisor is controlled by James Slater and Ian Watson, each a Director of the Sub-Advisor, and Goldberg Limited, a shareholder of the Sub-Adviser. Goldberg Limited is a company wholly owned by a trust of which Ian Watson is the settlor and a potential beneficiary.

PORTFOLIO MANAGEMENT

Paul Dietrich, Director of Global Research and head of the Advisor’s Foxhall Capital Investment Management Division (the “Portfolio Manager”), is primarily responsible for the day-to-day management of the Fund’s portfolio.

The following provides information regarding other accounts managed by Mr. Dietrich as of December 31, 2011:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	4,939	$453,038,646	0	$0

Portfolio Manager Compensation: The Fund’s Portfolio Manager is compensated by the Advisor and not by the Fund. Compensation generally consists of a share of the profits earned by the Advisor, base salary, bonus, and various long-term incentive compensation vehicles, if eligible. In addition, the Portfolio Manager is eligible for the standard retirement benefits and health and welfare benefits available to all of the Advisor’s employees.

The method used to determine compensation for managing the Fund and managed accounts is generally the same.  The Portfolio Manager is entitled to share in profits earned by the Advisor, if any, as determined by the performance of the Advisor’s overall business.   The Portfolio Manager’s base salary is determined by the Portfolio Manager’s experience and performance in the role, taking into account the Advisor’s analysis of current industry compensation norms and market data to ensure that the Portfolio Manager is paid a competitive base salary. The Portfolio Manager’s base salary is generally a fixed amount that may change as a result of periodic reviews, upon assumption of new duties, or when a market adjustment of the position occurs.

The Portfolio Manager’s bonus, which varies from year to year, is determined by a number of factors. One factor is gross, pre-tax performance of the Fund managed by the Portfolio Manager relative to expectations for how the Fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the portfolio of the Fund. The performance factor depends on how the Portfolio Manager performs relative to the Fund’s benchmark and the Fund’s peer group, over one-year and three-year time periods. While the performance of other accounts managed by the Portfolio Manager is taken into consideration, because all accounts managed by the Portfolio Manager are managed in a similar manner, performance of the Fund managed by the Portfolio Manager is considered to be the most reliable proxy for a Portfolio Manager’s overall performance. Additional factors include the Portfolio Manager’s contributions to the investment management functions within his or her specialty, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The bonus is paid on an annual basis.

Portfolio Manager Ownership of Fund Shares: The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Manager as of the fiscal semi-annual period ended December 31, 2011:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Paul Dietrich	None.

Conflicts of Interest.  As indicated in the table above, the Advisor also performs investment advisory services for individual and institutional accounts (the “private accounts”). Although the overall investment objective of the Fund may differ from the objectives of the private accounts served by the Advisor, in certain instances there may be securities which are suitable for the portfolio of the Fund as well as for one or more of the private accounts. At times, therefore, purchases and sales of the same investment securities may be recommended for the Fund and for one or more of the other private accounts. To the extent that the Fund and one or more of the private accounts seek to acquire or sell the same security at the same time, either the price obtained by the Fund or the amount of securities that may be purchased or sold by the Fund at one time may be adversely affected. In such cases the purchase and sale transactions are allocated among the Fund and the private accounts in a manner believed by the management of the Advisor to be equitable to each.  The Advisor does not anticipate that any material conflicts, such as trading allocation or trading ahead, will arise out of Mr. Dietrich’s management of the Fund and other accounts.

Both the Fund and the Advisor have adopted Codes of Ethics. The Code of Ethics of the Advisor and Sub-Advisor does not prohibit personnel subject to its Code from investing in securities including securities that may be purchased or held by the Fund, but does restrict such personnel from trading in any security if he or she knows that, within the last week, the security was either recommended for purchase or sale or actually purchased or sold by the Advisor for the Fund, subject to certain limited exceptions. The Code of Ethics of the Fund does not prohibit personnel subject to its Code from investing in securities including securities that may be purchased or held by the Fund, but does restrict such personnel from purchasing any security within 15 days before or after the sale by the Fund of such security, or selling any security within 15 days before or after the purchase by the Fund of such security, if he or she is aware of the purchase or sale by the Fund.  The Distributor has adopted a Code of Ethics prohibiting its personnel from taking advantage of any inside information as a result of its arrangement with the Fund.

MANAGEMENT OF THE FUND

DIRECTORS AND EXECUTIVE OFFICERS.  The business of the Fund is managed under the direction of the Board of Directors of Dominion Funds, Inc. (the “Board”). The Board meets periodically to review the Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Fund.  The Directors are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Texas in this regard.

Director Qualifications.  Generally, the Company believes that each Director is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Dietrich is the Advisor’s Director of Global Investment and Chairman, President and a Director of the Company.  He is also President of Foundation Management, Inc. and head of the Advisor’s Foxhall Capital Management Investment Division since April, 2012. Prior thereto, Mr. Dietrich was the President and CEO of Eton Court Asset Management, Ltd. Mr. McMillen, a Director of the Company, has worked in financial services for many years including serving as CEO of Washington Capitol Advisors since 2003 and Vice Chairman of Fortress International from January, 2007 to August 2008.  He has been Chief Executive Officer and Chairman of the Board of Homeland Security Capital Corporation from August, 2005 to the present.  Mr. Lee, a Director of the Company, is an experienced business executive who founded two companies, 21 Causes, where he has worked from June, 2006 to the present, and Riverbend Capital Group, where he worked from July, 2003 to September, 2006.   The Board has determined that each of the Directors’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Directors to effectively participate in and contribute to the Board’s functions and oversight of the Fund.  The Fund does not believe any one factor is determinative in assessing a Director’s qualifications, but that collective experience of each Director makes them highly qualified.

Board Leadership Structure.  The Board is led by Mr. Dietrich.  Mr. Dietrich is an interested person by virtue of his position as an officer of the Fund's Advisor.   The Board of Directors is comprised of Mr. Dietrich and two independent directors (i.e. those who are not "interested persons" of the Fund, as defined under the 1940 Act).  The Fund does not have a Lead Independent Director, but governance guidelines provide that Independent Directors will meet in executive session at each Board meeting.  Under the applicable By-Laws and governance guidelines, the President is generally responsible for (a) chairing board meetings, (b) setting the agendas for these meetings and (c) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Fund believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership.  The Fund believes that its Chairman/President together with the Audit and Nominating Committees and the full Board of Directors, provide effective leadership that is in the best interests of the Fund and each shareholder.

The Board has determined that its leadership and committee structure is appropriate because, considering the number of investment portfolios and independent directors, it allows for the Board to work effectively with management and service providers and facilitates the exercise of the Board’s independent judgment. The Board’s leadership structure permits important roles for (i) Mr. Paul Dietrich as the Advisor’s Director of Global Investment who oversees the day-to-day management of the Fund, and as the Company’s President and Chairman, and (ii) the independent directors, through Mr. Dietrich’s assistance and participation on the Board and as liaison with the Advisor and other Fund service providers. In addition, the use of an Audit Committee provides for: (1) effective oversight of audit and financial reporting responsibilities through the Audit Committee, and (2) the ability to meet independently with Company counsel and outside the presence of management. The Nominating Committee allows the independent directors to consider and recommend new candidates as Company directors, including new independent directors. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

Board Risk Oversight. The Directors have determined that its leadership structure allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the Fund's affairs. While day-today risk management functions are assumed by the Advisor and other Fund service providers, the Board of Directors is responsible for overseeing risk management. The Directors regularly receive reports regarding investment risks and compliance risks. The  Board considers these risks and their potential impact on the Fund and engages in discussions  concerning risk management with the Fund’s Advisor and its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Audit Committee.  The Board has a standing Audit Committee which is composed of each of the independent Directors of the Company.  The Audit Committee operates under a written charter approved by the Board.  The principal responsibilities of the Audit Committee include:  recommending which firm to engage as the Company’s independent auditor and whether to terminate this relationship; reviewing the independent auditors’ compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Company’s independent auditor to the Fund and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Directors; reviewing the results of each external audit, including any related management letter and other written communications submitted by the auditor in connection with the audits of financial statements and internal controls of the Fund and the Advisor’s responses; reports submitted to the Committee by the Company’s Administrator concerning the internal controls and performance of the Administrator; reviewing the Company’s audited financial statements; reviewing changes regarding auditing and accounting principles and practices; and other audit related matters.  Mr. McMillen and Mr. Lee currently serve as members of the Audit Committee.  The Audit Committee met once during the fiscal year ended June 30, 2011.

Nominating Committee. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Company. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Company’s Board, if any. The Nominating Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. Messrs. McMillen and Lee currently serve as members of the Nominating Committee. The Nominating Committee was formed in November 2011, and therefore did not meet during the fiscal year ended June 30, 2011.

The following information is provided with respect to the directors and officers of the Company:

Interested Directors*

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director in Past Five Years
Paul Dietrich * 35 Old Tavern Road 2nd Floor Orange, CT 06477 22314 Age:61	Chairman, President, Director	Indefinite term; Director since 2001; Chairman since 2002; President since 2003

Director of Global Research of the Advisor and head of the Advisor’s Foxhall Capital Management Investment Division; Chairman, President and CEO of Foxhall Capital Management, Inc. (investment advisor) until April  2012 and President and CEO of Eton Court Asset Management, Ltd.  (parent of Foxhall Capital Management, Inc.) until  April  2012.

None

* Mr. Dietrich is an interested person of the Fund because he is an affiliated person of the Advisor.

Non-Interested Directors

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director in Past Five Years
C. Thomas McMillen 1005 North Globe Road Suite 550 Arlington, VA 22201 Age: 59	Director	Indefinite term; Director since October 2009

Homeland Security Capital Corporation, Chief Executive Officer and Chairman of the Board (August 2005 to Present) and President (August 2005 to March 2007). (Homeland Security Capital Corporation provides capital and management advice for developing companies.)

Washington Capital Advisors, Chief Executive Officer (2003 to Present).

NVT License Holdings, LLC, Sole member and manager (March 2010 to present). (NVT License Holdings is a license holder for television stations).

Fortress America Acquisition Corporation (now Fortress International Group, Inc., which designs, builds and maintains data centers) Chairman (December 2004   to January 2007); Vice Chairman  (January 2007 to August 2008).

Secure America Acquisition Corporation, (now Ultimate Escapes, Inc.), Chairman and Co-Chief Executive Officer (May   2007 to October 2009); Director and Vice Chairman (October 2009 to   December 2010).

None
Derek Way-jai Lee 10 West Street Suite 18A New York, NY 10004 Age: 30	Director	Indefinite term; Director since October 2009	Founder, 21Causes, June, 2006 to Present. Founder, Riverbend Capital Group, July, 2003 to September, 2006.	None
Other Officers
Lynn Bowley 4020 So. 147th Street Omaha, NE 68137 Age: 52	Chief Compliance Officer	Officers are elected annually; Chief Compliance Officer Since March 2009	Compliance Officer of Northern Lights Compliance Services, LLC (01/07 – present); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A

The following table sets forth the dollar range of equity securities beneficially owned by each director in the Fund as of   December 31, 2011:

Name of Director	Dollar Range of Equity Securities in the Fund	Dollar Range of Equity Securities in the Fund Complex*
Paul Dietrich	None	$1-$10,000
Charles T. McMillen	None	None
Derek Wai-jai Lee	None	None

                                                                                                                         *The Fund Complex consists of the Fund and the Foxhall Global Trends Fund.

Compensation

The following information is an estimate of the aggregate compensation expected to be received from the Fund with respect to each Director for the fiscal year ending June 30, 2012

Name of Person, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors
Paul Dietrich, Chairman	$0	$0	$0	$0
Charles T. McMillen, Director	$250	$0	$0	$500
Derek Wai-jai Lee, Director	$250	$0	$0	$500

PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP

Principal shareholders are persons who own of record, or are known by the Fund to beneficially own, 5% or more of the outstanding shares of the Fund.  As of the date of this Statement of Additional Information, no one beneficially owned more than 5% of the Fund’s outstanding shares.

As of the date of this Statement of Additional Information, all Directors and officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities and Exchange Act of 1934) less than 1% of shares of the Fund.

PLAN OF DISTRIBUTION

12b-1 Distribution Plan. The Board of Directors has approved a Distribution Plan on behalf of the Fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual Fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the Fund except pursuant to a plan approved on behalf of the Fund under the Rule. The Plan, as approved by the Board of Directors, allows the Fund to incur certain expenses that might be considered to constitute indirect payment by the Fund of distribution expenses.

Prior to approving the Plan, the Board of Directors carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.  The Plan compensates the Fund’s Distributor (or dealers) for services they provide pursuant to the Plan. These services may include activities which are primarily intended to result in the sale of Fund shares, such as printing prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, supplemental payments to dealers under a dealer incentive program. The Plan provides for a payment of up to 0.50% of the Fund’s average daily net assets to be paid to the Company’s Distributor or to dealers. The Board of Directors have currently authorized payment of up to 0.40% of the Fund’s average daily net assets to be paid to the Company’s Distributor or to dealers.  Dealers may provide, in addition to providing distribution assistance, administrative support services to its clients who beneficially own Fund shares, Even if the Distributor’s or dealer’s expenses of providing distribution services under the Plan exceed compensation received, the Company will not be obligated to pay more than the amount authorized by the Plan. If the Distributor’s or dealer’s expenses are less than the amount authorized by the Plan, the Distributor will retain these amounts and realize a profit.  To the extent that the Plan gives the Distributor greater flexibility in connection with the distribution of Fund shares, additional sales of Fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships. The Plan is intended to benefit shareholders by increasing the assets of the Fund. The Plan would provide an incentive for dealers to sell Fund shares, and attract new investors, if dealers were compensated through the Plan. An increase in the assets of the Fund as a result should enable the Fund to achieve greater economies of scale and thereby lower their per-share operating expenses.

The Fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.

The Distributor may compensate intermediaries that satisfy certain criteria established from time to time by the Distributor relating to the level or type of services provided by the intermediary, the sale or expected sale of significant amounts of shares, or other factors.

The Plan is re-approved annually by a vote of both a majority of the Company’s Board of Directors and a majority of the Company’s Directors who are not “interested persons” of the Company and have no direct or indirect financial interest in the operation of the Plan. The Plan may be terminated at any time by vote of a majority of the Company’s disinterested Directors, or by vote of a majority of the Fund’s outstanding voting securities and will terminate in the event of its “assignment” (as defined in the 1940 Act). The Plan may not be amended to increase materially the amount of the distribution expenses provided for in the Plan to be paid by the Fund unless approved by vote of a majority of the Fund’s outstanding voting securities. No material amendment to the Plan may be made unless approved by vote of both a majority of the Company’s Board of Directors and a majority of the Company’s Directors who are not “interested persons” of the Company and have no direct or indirect financial interest in the operation of the Plan.

THE DISTRIBUTOR

Northern Lights Distributors, LLC (the “Distributor”), an affiliate of Gemini Fund Services, LLC (“GFS”), has entered into an Underwriting Agreement with the Company to serve as the principal underwriter for the Fund and the distributor for the Fund’s shares.  The Distributor is located at 4020 South 147th Street, Omaha, NE 68137.

Shares of the Fund are offered on a continuous basis through the Distributor. Pursuant to the Underwriting Agreement, the Distributor acts as the principal underwriter for the sale of the shares of the Fund either directly or through securities dealers.

The Distributor is not a party to any material pending legal proceedings.

OTHER SERVICE PROVIDERS

Administrator, Administrative Services, and Accounting Services.   Gemini Fund Services, LLC (“GFS”), 450 Wireless Boulevard, Hauppauge, NY 11788, is the Administrator and Fund Accountant to the Fund.  GFS provides administrative and fund accounting services to the Fund pursuant to Administration and Fund Accounting Service Agreements.  Under the Administration Agreement, GFS provides facilitating administrative services, including: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund’s Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purposes of filings with the SEC and stated securities administrators, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; (vi) overseeing the calculation of performance data; (vii) preparing and maintaining the Fund’s operating expense budget; (viii) coordinating the Funds’ annual audit; and (ix) monitoring daily and periodic compliance with respect to all requirements and restrictions of the Investment Company Act of 1940, as amended (the “1940 Act”), the Internal Revenue Code and the Prospectus.

GFS, pursuant to the Fund Accounting Service Agreement, provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

For providing such administrative services to the Fund, the Company pays GFS a fee equal to the greater of $40,000 per fund or 0.10% on the first $100 million of net assets, 0.08% on the next $150 million of net assets; and 0.06% on net assets greater than $250 million, plus out-of-pocket expenses.   For rendering fund accounting services, GFS receives an annual fee of $24,000 per fund portfolio, plus $6,000 for each additional share class above one, plus $6,000 additional for international or bond funds, plus 0.02% on net assets of $25 million to $100 million and 0.01% on net assets greater than $100 million.

Transfer Agent.  GFS also serves as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a Transfer Agency Services Agreement with the Company. Under the agreement, Gemini Fund Services is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations. GFS’s transfer agency operations are located at 4020 South 147th Street, Suite 2, Omaha, NE   68137.

For rendering such transfer agency services, GFS receives a monthly fee based on an annual minimum fee of $15,000 per share class or $14 per account and $2 per closed account, plus reimbursement for all out-of-pocket expenses.

Custodian.  First National Bank of Omaha (“FNBO”), located at 1620 Dodge Street, Omaha, NE   68102, is the custodian of the Fund.  The custodian deposits securities of the Fund with a trust company that acts as a securities depository. The custodian, among other things, attends to the collection of dividends and payment for and collection of proceeds of securities bought and sold by Fund.

Custody Administrator.  Gemini Fund Services, LLC also provides custody administration services to the Fund, including the processing of Fund expenses.

Compliance Services.  Pursuant to a Compliance Service Agreement with the Company, Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Decisions as to the assignment of portfolio business for the Fund and negotiation of its commission rates are made by the Advisor. In selecting brokers and in negotiating commissions, the Advisor considers the broker’s reliability, the quality of its execution services on a continuing basis, the financial condition of the firm, and research services provided, if any. The Advisory Agreement specifically provides that in placing portfolio transactions for the Fund, the Advisor may agree to pay brokerage commissions in an amount higher than the lowest available rate for brokerage and research services as authorized, under certain circumstances, by the Advisory Agreement.

The Board of Directors has adopted certain policies incorporating the standards of Rule 17e-1 issued by the Securities and Exchange Commission under the Investment Company Act of 1940 which requires that the commissions paid to affiliates of the Fund with respect to securities transactions effected on a securities exchange must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Advisor to furnish reports to the Board of Directors and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Board of Directors will consider from time to time whether the advisory fee will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

PURCHASE OF SHARES OF THE FUND

As stated in the Prospectus, shares of the Fund can be purchased through broker-dealers who have sales agreements with the Fund’s Distributor. Shares of the Fund are sold at the net asset value per share as determined at the close of business of the New York Stock Exchange next occurring after the purchase order is received and accepted by the Fund plus the applicable sales charge. The Prospectus contains detailed information about the purchase of shares.

NET ASSET VALUE DETERMINATION

As stated in the Prospectus, the net asset value of Fund shares is determined once daily as of the close of business on the New York Stock Exchange (currently 4:00 pm. New York City time), Monday through Friday, except on (i) days on which changes in value of the Fund’s portfolio securities will not materially affect the net asset value of shares of the Fund; (ii) days during which no shares of the Fund are tendered for redemption and no order to purchase shares of the Fund are received; or (iii) customary national holidays on which the New York Stock Exchange is closed. The per share net asset value of the Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. In determining asset value, securities listed on the national securities exchanges and the NASDAQ National Market are valued at the closing prices on such markets, or if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Other securities which are traded on the over-the-counter market are valued at bid price. Other securities for which quotations are not readily available are valued at fair value determined in good faith by the Advisor under the supervision of the Company’s Board of Directors.

REDEMPTION OF SHARES

Shareholders of the Fund may require the Fund to redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption request by the Fund. Subject to certain exceptions set forth in the Prospectus, payment will be made within seven days of the Fund’s receipt of a valid redemption request. The value of the Fund shares on redemption may be more or less than the shareholder’s cost, depending upon the market value of the portfolio securities at the time of redemption. The Prospectus describes the requirements and procedures for the redemption of shares.

Shares are normally redeemed for cash, although the Fund retains the right to redeem its shares in kind under unusual circumstances, in order to protect the interests of the remaining shareholders, by the delivery of securities selected from its assets at its discretion. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under the Section “Net Asset Value Determination,” and such valuation will be made as of the same time the redemption price is determined.

The right to require the Fund to redeem its shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or the New York Stock Exchange is closed except for holidays and weekends, (2) the Securities and Exchange Commission permits such suspension and so orders, or (3) an emergency exists as determined by the Securities and Exchange Commission so that disposal of securities and determination of net asset value is not reasonably practicable.

INCOME DIVIDENDS, CAPITAL GAINS AND DISTRIBUTIONS

It is the policy of the Fund to make at least annual distributions of substantially all of its investment income and at least annual distributions of any net realized capital gains. Distributions reflecting capital gains realized during each fiscal year ended June 30 normally are declared and payable to shareholders in the subsequent fiscal year. Distributions reflecting investment income received during the fiscal year ended June 30 normally are made during the current and subsequent fiscal year.

All investors who do not elect otherwise will have all of their income dividends and capital gains distributions reinvested in additional Fund shares, at net asset value as described under “Distributions and Taxes-Reinvestment of Distributions” in the Prospectus. Shareholders who desire to receive their dividends and distributions in cash may so elect on their account applications or by written notice to the Fund.

TAXES

Distributions of Net Investment Income.  Dividends paid by the Fund derived from taxable investments, together with distributions from the excess of net realized short-term capital gain over net long-term capital loss, net gains from certain foreign currency transactions and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds (collectively “dividends”), are taxable to its U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether received in cash or reinvested in Fund shares.

Distributions of Capital Gains.  The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income.  Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to shareholders as long-term capital gain, regardless of how long shares have been held in the Fund.  Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently if necessary in order to reduce or eliminate federal excise or income taxes on the Fund.

Distributions in General.  Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

The receipt of Fund distributions may affect a foreign corporate shareholder’s Federal “branch profits” tax liability and a Subchapter S corporation shareholder’s Federal “excess net passive income” tax liability. Shareholders should consult their own tax advisors as to whether they are subject to those taxes.

A notice as to the tax status of your dividends and other distributions will be mailed to you annually. You also will receive periodic summaries of your account that will include information as to dividends and other distributions, if any, paid during the year.

Effect of Foreign Withholding Taxes.  The Fund may be subject to foreign withholding taxes on income from certain foreign securities.  This, in turn, could reduce the Fund’s distributions paid to shareholders.

Pass-through of Foreign Tax Credits.  If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to shareholders their pro rata share of foreign taxes paid by the Fund.  If this election is made, the Fund may report more taxable income to shareholders than it actually distributes.  Shareholders will then be entitled either to deduct their respective share of these taxes in computing their taxable income, or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders).  The Fund will provide shareholders with the information necessary to claim this deduction or credit on their personal income tax return if the Fund makes this election.  Shareholder use of foreign dividends, designated by the Fund as qualified dividend income subject to taxation at long-term capital gain rates, may reduce the otherwise available foreign tax credits on their federal income tax return.  Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

Foreign currency gains and losses.  The Fund may engage in transactions that are denominated in foreign currency.  Gains and losses in such transactions that would otherwise be taxable as capital gain may be taxable as ordinary income under Code Section 988 to the extent of gain or loss attributable to fluctuations in exchange rates.  The ordinary treatment of gains or losses from fluctuations in the exchange rate may cause the Fund to alter its distributions to shareholders.

PFIC securities.  The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”). When investing in PFIC securities, the Fund may mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years.  Deductions for losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities.  Dividends paid with respect to PFICs do not meet the definition of qualified foreign corporation dividends.  As such, the Fund will not be able to designate these PFIC dividends as qualified dividends, currently eligible for the reduced rate of tax applicable to long-term capital gains.

Information on the Amount and Tax Character of Distributions.  The Fund will inform shareholders of the amount and character of their distributions at the time they are paid, and will advise shareholders of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year.  If Fund shares have not been held for a full year, the Fund may designate and distribute to shareholders, as ordinary income, qualified dividends or capital gains, a percentage of income that is not equal to the actual amount of such income earned during the period of such shareholders’ investment in the Fund.  Taxable distributions declared and of record to shareholders in December, but paid in January, are taxable to shareholders as if they were paid in December.

Election to be Taxed as a Regulated Investment Company.  The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and intends to so qualify during the current fiscal year.  As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to shareholders.  The Board reserves the right not to distribute the Fund’s net long-term capital gain or not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.  If net long-term capital gain is retained, the Fund would be taxed on the gain, and shareholders would be notified that they are entitled to a credit or refund for the tax paid by the Fund.

If the Fund fails to qualify as a regulated investment company, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxed as dividend income to the extent of the Fund’s earnings and profits.  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a regulated investment company.

PROXY VOTING GUIDELINES

The Fund has delegated its proxy voting process to the Advisor, subject to the supervision of the Board of Directors. The Advisor’s Proxy Voting Guidelines provide that the guiding principal by which the Advisor votes on all matters submitted to a proxy vote is the maximization of the ultimate economic value of Fund shareholders. Each proxy vote is ultimately cast on a case-by-case basis, taking into consideration relevant facts and circumstances at the time of the vote. The Advisor reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter, in the Advisor’s judgment.

The Advisor employs a policy of avoiding situations where there is any conflict of interest or perceived conflict of interest affecting voting decisions. The Advisor’s Proxy Committee is responsible for monitoring proxy voting decisions for any conflict of interest. In situations where there is a conflict of interest between the interests of Fund shareholders, on the one hand, and those of the Advisor, Distributor, or any affiliated person of the Fund, the Advisor or Distributor, on the other, the Advisor will resolve the conflict in the best interests of the Fund  The Proxy Voting Committee may cause any of the following actions to be taken: 1) vote the relevant proxy in accordance with the vote indicated by the Advisor’s Proxy Voting Guidelines, 2) vote the relevant proxy as an exception (provided that the reasons behind the voting decision are in the best interests of the Fund), of 3) direct the third-party proxy voter to vote in accordance with its independent assessment of the matter.

The Advisor has retained a third-party to vote proxies for the Fund (“Third Party”). The Third Party monitors  the Fund’s account and its holdings to be sure that all proxies are received and voted for the Fund. The Advisor’s Proxy Voting Guidelines state the expected vote of the Third Party under the majority of the circumstances. The vote indicated by the proxy Voting Guidelines is the default position on any matter specifically addressed in the Guidelines and, absent prior instructions from the Advisor, the Third Party will automatically vote in accordance with the Proxy Voting Guidelines. Proxies may be voted contrary to the vote indicated by the Proxy Voting Guidelines if such vote is in the Fund’s best interests.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 will be available without charge, upon request by calling toll-free, (866) 270-1222 and by accessing the SEC’s Internet Web site (http://www.sec.gov).

LEGAL COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Counsel to the Fund is Thompson Hine LLP, 41 S. High Street, 17th Floor, Columbus, Ohio  43215.

The independent registered public accounting firm for the Fund is Sanville & Company, 1514 Old York Road, Abington, PA 19001.

REGISTRATION STATEMENT

There has been filed with the Securities and Exchange Commission, Washington, D.C. a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement, as it may be amended from time to time, and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS

The Fund is new and therefore has no financial statements.

DOMINION FUNDS, INC.  – FOXHALL GLOBAL TRENDS FUND AND FOXHALL GOLD AND PRECIOUS METALS FUND

PART C: OTHER INFORMATION

Item 28	Exhibit:
	a		Articles of Incorporation (i)
	b		Bylaws (i)
	c		Specimen Share Certificate (i)
	d	(1)	Investment Advisory Agreement (iii)
		(2)	Interim Investment Advisory Agreement for Foxhall Global Trends Fund (xvi)
		(3)	Investment Advisory Agreement for Foxhall Gold and Precious Metals Fund and Foxhall Asian & Emerging Markets Fund (xvi)
		(4)	Sub-Advisory Agreement between the Advisor and Lancelot (xvi)
	e	(1)	Underwriting Agreement between Dominion Funds, Inc. (Shepherd Fund Series) and Northern Lights Distributors, LLC (x)
		(2)	Form of Dealer Selling Agreement between Northern Lights Distributors, LLC. and selected dealers (x)
	f		Not Applicable
	g	(1)	Custody Agreement with between the Registrant and First National Bank of Omaha (x)
	h	(1)	Administration Service Agreement between Registrant and Gemini Fund Services, LLC. (x)
		(2)	Transfer Agency Service Agreement between Registrant and Gemini Fund Services, LLC (x)
		(3)	Omnibus Account Services Agreement (ii)
		(4)	Fund Accounting Service Agreement between Registrant and Gemini Fund Services, LLC (x)
		(5)	Administrative Services Agreement between Dominion Funds, Inc. and Commonwealth Shareholder Services, Inc. (vi)
		(6)	Operating Expenses Limitation and Security Agreement effective April 3, 2009, between Dominion Funds, Inc. and Foxhall Management, LLC.— (xi)
		(7)	Amended & Restated Operating Expenses Limitation and Security Agreement dated October 28, 2009. (xi)
		(8) (9)	Second Amended and Restated Operating Expenses Limitation Agreement dated October 28, 2010 (xiv) Third Amended and Restated Operating and Expense Limitation Agreement dated April 5, 2012 (xvi)
		(10)	Fund Service Agreement between the Registrant and Gemini Fund Services, LLC (xvi).
	i	(1)	Legal Opinion and Consent of Frederick C. Summers, III, A Professional Corporation (xvi)
	j	(1)	Consent of Sanville & Company – (xvi)
		(2)	Consent of Frederick C. Summers, III, A Professional Corporation (xii)

		(3)	Consent of Thompson Hine, LLP (xvi)
	k		Not Applicable
	l		Subscription Agreement (i)
	m	(1)	Distribution Plan of Dominion Funds, Inc. (i)
		(1)(a)	Non- Material Amendment to Distribution Plan of Dominion Funds, Inc.. (xvi)
		(2)	Dealer Assistance Agreement (i)
		(3)	Bank Shareholder Services Agreement (i)
	n		Not Applicable
	o		Not Applicable

	p	(1)	Code of Ethics of the Fund (iv)
		(2) (3)	Code of Ethics of the Advisor (xvi) Code of Ethics of Lancelot (xvi)
		(4)	Code of Ethics of NorthStar Financial Services Group, LLC (parent company of Northern Lights Distributors, LLC). (xiii)
(i)	Previously provided—filed with original registration statement on July 21, 1992.
(ii)	Previously provided—filed with post-effective amendment 6 to the registration statement on November 20, 1996.
(iii)	Previously provided—filed with post-effective amendment 11 to the registration statement on November 1, 1999.
(iv)	Previously provided—filed with post-effective amendment 12 to the registration statement on September 14, 2000.
(v)	Previously provided—filed with post-effective amendment 13 to the registration statement on August 31, 2001.
(vi)	Previously provided—filed with post-effective amendment 14 to the registration statement on February 15, 2002.
(vii)	Previously provided—filed with post-effective amendment 15 to the registration statement on October 29, 2002.
(viii)	Previously provided—filed with post-effective amendment 19 to the registration statement on November 1, 2006.
(ix)	.Previously provided –filed with Post-Effective Amendment No.21 to the registration statement on November 5, 2008, incorporated herein by reference
(x)	Previously provided –filed with Post-Effective Amendment No.22 to the registration statement on July 28, 2009, incorporated herein by reference.
(xi)	Previously provided – filed with Post-Effective Amendment No. 23 to the registration statement on October 9, 2009, incorporated herein by reference.
(xii)	Previously provided – filed with Post-Effective Amendment No. 24 to the registration statement on October 28, 2009, incorporated herein by reference.
(xiii)	Previously provided - filed with Post-Effective Amendment No. 25 to the registration statement on August 30, 2010, incorporated herein by reference.
(xiv) (xv)

Previously provided – filed with Post-Effective Amendment No. 30 to the registration statement on October 27, 2011, incorporated herein by reference.

Previously provided – filed with Post-Effective Amendment No. 32 to the registration statement on February 16, 2012, incorporated herein by reference.

(xvi)	Filed herewith.

Item 29 Persons Controlled by or under Common Control with Registrant

None.

Item 30 Indemnification

Provisions of the Registrant's Articles of Incorporation and Bylaws relating to indemnification of the Registrant's directors and employees are included as Exhibits a and b to the Registration Statement. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31 Business and Other Connections of Investment Advisor

(a) Washington Asset Management II, LLC. (the “Advisor”) serves as the investment advisor of the Registrant. The Advisor also performs investment advisory services for individual and institutional accounts.

(b) The information required by this Item 26 with respect to each officer, director or partner of the Advisor is incorporated by reference to Form ADV filed by Washington Asset Management, LLC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No.  801- 73127)

(c) The information required by this Item 26 with respect to each officer, director or partner of the Sub-Advisor is incorporated by reference to Form ADV filed by Lancelot Capital limited with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-73035)

(d) The principal business addresses of the Advisor is 4 N. Madison Street, Middleburg, Virginia 20118. The principal business address of the Sub-Advisor is 7 Pilgrim Street, London, England EC4V 6LB

Item 32 Principal Underwriters

(a)  Northern Lights Distributors, LLC (“NLD”), the principal underwriter for the Registrant, also act as principal underwriter for the following:   AdvisorOne Funds, Bryce Capital Funds, Copeland Trust, Epiphany Funds, Ladenburg Thalmann Alternative Strategies Fund, Miller Investment Trust, Nile Capital Investment Trust, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights ETF Fund Trust, Northern Lights Variable Trust, Roge Partners Funds, Vertical Capital Income Fund, The Saratoga Advantage Trust and The North Country Funds.

(b)   NLD is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority.  The principal business address of NLD is 4020 South 147th Street, Omaha, Nebraska 68137.  NLD is an affiliate of Gemini Fund Services, LLC.  To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH THE REGISTRANT
Brian Nielsen	President, Manager & Secretary	None
W. Patrick Clarke	Owner, Manager	None
Daniel Applegarth	Treasurer and Financial Operations Principal	None
Michael Nielsen	Chief Compliance and AML Officer	None

(c) Not Applicable

Item 33 Location of Accounts and Records

The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained as follows:

(a) Shareholder records are maintained by the Registrant's transfer agent, Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137

(b) All other accounting records of the Registrant are maintained at the offices of Gemini Fund Service, LLC, 450 Wireless Boulevard, Hauppauge, NY 11788.

(c)  Custodial records are maintained at the offices of First National Bank of Omaha, 1620 Dodge St., Omaha, NE 68197.

(d) Records with respect to investment advisory services are maintained at the offices of Washington Asset

Management II, LLC, 4 N. Madison Street, Middleburg, Virginia and at the offices of Lancelot Capital Limited, 7 Pilgrim Street, London, England EC4V 6LB.

Item 34  Management Services

The Registrant has entered into a custody agreement with First National Bank of Omaha, pursuant to which it acts as custodian and clearing agent for the Fund.

The Registrant has no other management-related service contract which is not discussed in Part A or Part B of this form and which is required to be disclosed in this Item 34.

Item 35 Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Alexandria, Commonwealth of Virginia, on the 3rd day of May, 2012.

DOMINION FUNDS, INC.
/s/ Paul Dietrich
By:	Paul Dietrich, President and Principal Accounting Officer

Pursuant to the Requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

/s/ Paul Dietrich Paul Dietrich	President, Director, Chairman of the Board, Secretary, Principal Accounting Officer and Anti-Money Laundering Compliance Officer	May 3, 2012

Derek Way-jai Lee *	Director	May 3, 2012

Charles T. McMillen *	Director	May 3, 2012

By:    /s/ Paul Dietrich                      May 3, 2012

Paul Dietrich

                       *Attorney-in-Fact pursuant to powers of attorney previously filed in the Registrant’s Post-Effective Amendment No. 24 to its Registration Statement filed on October 28, 2009 and incorporated herein by reference.

The undersigned Paul Dietrich, Derek Way-jai Lee, and Charles T. McMillen, the Directors and Officers of Dominion Funds, Inc. designate Paul Dietrich as attorney-in-fact, to sign on his behalf, in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments) for Dominion Funds, Inc., with all exhibits thereto, with the Securities and Exchange Commission.

/s/ Paul Dietrich Paul Dietrich	President (Principal Executive Officer and Principal Financial Accounting Officer) and Director	October 27, 2009

/s/ Derek Way-jai Lee Derek Way-jai Lee	Director	October 27, 2009

/s/ Charles T. McMillen Charles T. McMillen	Director	October 27, 2009

EXHIBITS INDEX

Interim Advisory Agreement	Ex. 99 (d)(2)
Investment Advisory Agreement	Ex. 99 (d)(3)
Sub-Advisory Agreement	Ex. 99 (d)(4)
Amended and Restated Operating and Expense Limitation Agreement	Ex. 99 (h)(9)
Fund Service Agreement	Ex. 99 (h)(10)
Opinion and Consent of Frederick C. Summers, III	Ex. 99 (i)(1)
Consent of Sanville & Co.	Ex. 99 (j)(1)
Consent of Thompson Hine, LLP	Ex. 99 (j)(3)
Amendment to Distribution Plan	Ex. 99 (m)(1)(a)
Code of Ethics of the Advisor	Ex. 99 (p)(2)
Code of Ethics of the Sub-Advisor	Ex. 99 (p)(3)